EXHIBIT 10.5

                                INTRACOASTAL MALL
                           NORTH MIAMI BEACH, FLORIDA

                                  RETAIL LEASE

                                     between

                    INTRACOASTAL PACIFIC LIMITED PARTNERSHIP
                                   as Lessor,

                                       and

                      TEL-COM WIRELESS CABLE TV CORPORATION

                                       and

              INTERNATIONAL BROADCAST CONSULTANTS OF AMERICA, INC.

                                   as Lessees

                               Dated: May 8, 1998

                                      INDEX

               ARTICLE                                                      PAGE

           I.   Demised  Premises                                              1
          II.   Term of Lease and Possession                                   1
         III.   Minimum Rent                                                   1
          IV.   Real Estate, and Other Taxes                                   2
           V,   Lessor's Work in the Demised Premises                          4
          VI,   Lessee's Work and Approval of Lessee's
                  Plans and Specifications                                     4
         VII.   Use of Demised Premises                                        4
        VIII.   Advertising and Promotional Services                           7
          IX.   Alterations                                                    7
           X.   Maintenance of Demised Premises,
                  Indemnification and Insurance                                8
          XI.   Common Areas                                                  11
         XII.   Mechanic's Lien or Claims                                     14
        XIII.   Destruction and Restoration                                   14
         XIV.   Property in Demised Premises                                  15
          XV.   Access to Demised Premises                                    16
         XVI.   Surrender of Demised Premises                                 16
        XVII.   Utilities                                                     17
       XVIII.   Assignment and Subletting                                     17
         XIX.   Eminent Domain                                                19
          XX.   Default by Lessee                                             20
         XXI.   Default by Lessor                                             24
        XXII.   Estoppel Certificate, Attornment
                  and Subordination                                           25
       XXIII.   Holding Over                                                  26
        XXIV.   Quiet Enjoyment                                               26
         XXV.   Security Agreement and Security Deposit                       26
        XXVI.   Reimbursement                                                 28
       XXVII.   Changes and Additions to Shopping Center                      28
      XXVIII.   Title of Articles                                             28
        XXIX.   Notices                                                       28
         XXX.   Definition of Terms                                           29
        XXXI.   Invalidity of Particular Provisions                           30
       XXXII.   Provisions Binding                                            30
      XXXIII.   Relationship of Parties                                       31
       XXXIV.   Brokerage                                                     31
        XXXV.   Warranty and Authority                                        31
       XXXVI.   Relocation of Tenant                                          32
      XXXVII.   Miscellaneous                                                 32
                Exhibit "A" - Legal Description
                Exhibit "B" - Site Plan
                Exhibit "C" - Certification of Dates
                Exhibit "D" - Lessor's Work
                Exhibit "E" - Lessee's Work
                Exhibit "F" - Construction Procedures and Regulations
                Exhibit "G" - Sign Criteria
                Exhibit "H" - Environmental Compliance and Radon Gas
                Addendum
                Guaranty

                             LEASING SUMMARY REPORT

        Executed this 8th day of May, 1998, between Intracoastal Pacific Limited Partnership, the Lessor, and Tel-Com wireless Cable TV Corporation, and International Broadcast Consultants of America, Inc., the Lessees, for the purposes of this Lease, the following defined terms have the meanings ascribed thereto as follows..

LEASE DATE:

LESSOR:       Intracoastal Pacific Limited Partnership
LESSEE:       Tel-Com Wireless Cable TV Corporation and International Broadcast
              Consultants of America, Inc.

LESSEES' MAILING ADDRESS:                     LESSOR'S MAILING ADDRESS:
3957 N.E. 163rd Street                        3789 N.E. 163rd Street
North Miami Beach, Florida 33160              North Miami Beach, Florida 33160

STORE ADDRESS:           3957 N.E. 163rd Street
                         North Miami Beach, Florida  33160

 LESSEES' TRADE NAME: Tel-Com Wireless Cable TV Corporation
 LESSEES USE:                   General Office

 DEMISED PREMISES:       4,500 square feet

 LEASE TERM:
         INITIAL TERM:   5 years
         COMMENCEMENT DATE:  Upon delivery of space
         EXPIRATION DATE: _______________,    2003

 MINIMUM ANNUAL RENT (PER SQUARE FOOT, PER ANNUM):

 BASE RENT      PER SQUARE FOOT    MONTHLY       ANNUALLY
 ---------      ---------------    -------       --------
 Year  l        $ 13.50            $5,062.50     $60,750.00
 Year 2         $ 14.50            $5,437.50     $65,250.00
 Year 3         $ 15.50            $5,812.50     $69,750.00
 Year 4         $ 16.50            $6,187.50     $74,250.00
 Year 5         $ 17.50            $6,562.50     $78,750.00

 SECURITY DEPOSIT: $15,187.50

 ADDITIONAL RENT:
         COMMON AREA MAINTENANCE:                            Full Pro-Rata Share
                                    (Currently estimated at $1,111,47 per month)
         REAL ESTATE TAXES:         Full Pro-Rata Share
                                    (Currently estimated at $696.59 per month)

 GUARANTOR:   Eric Lefkowitz   (Guaranty for first year of Lease Term)
 GUARANTOR'S MAILING ADDRESS:

LESSEE                                      LESSOR

TEL-COM WIRELESS CABLE                      INTRACOASTAL PACIFIC LIMITED
TV CORPORATION, a                           PARTNERSHIP, a Florida limited
Florida corporation                         partnership

By /s/ Mel Rosen                            By: RC Intracoastal, Inc.
  ----------------------------                  an Illinois corporation,
Print Name: Mel Rosen                           Its managing general partner
           -------------------

Title: President
      ------------------------
Date of Execution                           By: /s/ Michael Schramm
                                               ---------------------------------
By Lessee: 5/1/98                           Title: Executive Vice President
          --------------------                    ------------------------------
                                            Date of Execution:
                                            By Lessor: 5/8/98
                                                      --------------------------

LESSEE

INTERNATIONAL BROADCAST CONSULTANTS
OF AMERICA, INC. a
Florida corporation

By: /s/ Eric Lefkowitz
   ----------------------------
Print Name: Eric Lefkowitz
           --------------------
Title: President IBC
      -------------------------
Date of Execution:
By Lessee: April 30, 1998
          ---------------------

                         ADDENDUM TO THAT CERTAIN LEASE
                         DATED 5 - 8 - 98 BY AND BETWEEN
                  INTRACOASTAL PACIFIC LIMITED PARTNERSHIP AND
                     TEL-COM WIRELESS CABLE TV CORPORATION,
                     AND INTERNATIONAL BROADCAST CONSULTANTS
                                OF AMERICA, INC.,

   This addendum is made to the lease dated May 8, 1998 between INTRACOASTAL PACIFIC LIMITED PARTNERSHIP, as Lessor and TEL-COM WIRELESS CABLE TV CORPORATION, and INTERNATIONAL BROADCAST CONSULTANTS OF AMERICA, INC., as Lessees, for that certain premises located at 3957 N.E. 163 Street, North Miami Beach, Florida, in the Intracoastal Mall in North Miami Beach, Florida (the Lease). The parties hereto desire to make certain additions to the lease and, accordingly, it is hereby agreed as follows:

   1. LESSEES' WORK Lessees shall be responsible for all furniture, fixtures and equipment in the Demised Premises as well as all Lessee finishes including but not limited to paint, wall coverings, window coverings, floor coverings, cabinetry, woodworkings, and the like.

   2. LESSOR'S WORK. Lessor shall construct the Premises in accordance with the mutually accepted space plan, attached hereto, and in accordance with the attached building standards.

LESSEE                                      LESSOR

TEL-COM WIRELESS CABLE                      INTRACOASTAL PACIFIC LIMITED
TV CORPORATION, a                           PARTNERSHIP, a Florida limited
Florida corporation                         partnership

By: /s/ Mel Rosen                           By: RC Intracoastal, Inc.
   ---------------------------                  an Illinois corporation,
Print Name: Mel Rosen                           Its managing general partner
           -------------------

Title: President                            By: /s/ Michael Schramm
      ------------------------                  --------------------------------
Date of Execution                           Title: Executive Vice President
                                                  ------------------------------
By Lessee: 5/1/98                            Date of Execution:
          --------------------               By Lessor: 5/8/98
                                                       -------------------------

LESSEE

INTERNATIONAL BROADCAST CONSULTANTS
OF AMERICA, INC., a
Florida corporation

By: /s/ Eric Lefkowitz
   ----------------------------
Print Name: Eric Lefkowitz
           --------------------
Title: President IBC
      -------------------------
Date of Execution:
By Lessee: April 30th
          ---------------------

                                GUARANTY OF LEASE

     THIS AGREEMENT made this 8TH day of MAY 1998, by and between ERIC LEFKOWITZ (hereinafter called "Guarantor") and INTRACOASTAL PACIFIC LIMITED PARTNERSHIP, a Florida limited Partnership, by RC Intracoastal, Inc., an Illinois corporation (hereinafter called "Landlord" "Lessor").

     WHEREAS, a certain Lease, hereinafter referred to as "Lease", of even date herewith has been, or will be executed by and between INTRACOASTAL PACIFIC LIMITED PARTNERSHIP, a Florida limited Partnership, by RC Intracoastal, Inc. therein and herein referred to as "Landlord" or "Lessor", and TEL-COM WIRELESS CABLE TV CORPORATION, and INTERNATIONAL BROADCAST CONSULTANTS OF AMERICA, INC., therein and herein referred to as "Tenants" or "Lessees" covering certain premises located at 3957 N.E. 163 Street, North Miami Beach, in Miami-Dade County, State of Florida; and

     WHEREAS, Guarantor has a financial interest in Lessees, and the Lessor under the Lease requires as a condition to its execution of the Lease that the undersigned guaranty the full performance of the obligations of the Lessees under the Lease during the first year of the Lease Term; and

     WHEREAS, the undersigned are desirous that Lessor enter into the Lease with Lessees; and

     WHEREAS, Guarantor has examined said Lease and is fully cognizant of the covenants, conditions and agreements contained therein.

     NOW THEREFORE, in consideration of the execution of the Lease by the Lessor, and in consideration of other good and valuable considerations, receipt of which are hereby acknowledged, during the first year of the Lease Term, the undersigned hereby unconditionally guarantees the full and faithful and punctual performance of each and all of the terms, covenants, agreements and conditions of the Lease to be kept and performed by the Lessees, their successors and assigns, in accordance with and within the time prescribed by the Lease, including, but not limited to, the payment of all rentals and other charges to accrue thereunder. The undersigned further agree as follows:

     1. This covenant and agreement on its part shall continue in favor of the Lessor notwithstanding any extension, modification, amendment, or alteration of the Lease entered into by and between the parties thereto, or their successors or assigns, and notwithstanding any assignments of the Lease, with or without the consent of the Lessor, and no extension, modification, amendment, alteration or assignment of the Lease, and no forbearance which may be granted Lessees, and no waiver by Lessor, and no other agreements between Lessor and Lessees (with or without notice to or knowledge of the undersigned) shall in any manner release or discharge the undersigned and he does hereby consent thereto.

     2, This Guaranty will continue unchanged by any bankruptcy, reorganization or insolvency of the Lessees or any successor or assignee thereof or by any disaffirmance or abandonment by a trustee of Lessees.

     3. Lessor may, without notice, assign this Guaranty of Lease in whole or in part and no assignment or transfer of the Lease shall operate to extinguish or diminish the liability of the undersigned hereunder.

     4. The liability of the undersigned under this Guaranty of Lease shall be primary and in any right of action which shall accrue to Lessor under the Lease, the Lessor may, at its option, proceed against the undersigned without having commenced any action or having obtained any judgment against the Lessees.

     5. The undersigned shall pay Lessor's attorneys' fees, including appellate fees, and all costs and other expenses incurred in any collection or attempted collection or in any negotiations relative to the obligations hereby guaranteed or in enforcing this Guaranty of Lease against the undersigned, individually and jointly and severally.

     6. The undersigned does hereby waive any and all notices and demands by the Lessor including, but not limited to, default in the payment of rent or any other amount contained or reserved in the Lease.

     7. The undersigned hereby waves: (a) notice of acceptance of this Guaranty,
(b) demand of payment, presentation, protest, (c) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease, (d) any right to require the Lessor to proceed against the Lessees or any other Guarantor or any other person or entity liable to Lessor, (e) any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantor (f) any right of subrogation.

     8. The undersigned does hereby subrogate all existing or future indebtedness of Lessees to Guarantor to the obligations owed to Lessor under the Lease and this Guaranty.

     9. The obligations of Lessees under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantor hereunder to do and provide the same relative to Guarantor.

     The use of the singular herein shall include the plural. The obligation of two or more parties shall be joint and several. The terms and provisions of the Guaranty shall be binding upon and inure to the benefit of the respective successors and assigns of the parties herein named.

ERIC LEFKOWITZ

/s/ Eric Lefkowitz
-----------------------------------------
GUARANTOR

Social Security #: ###-##-####
                  -----------------------
Address: 15645 Collins Avenue
        ---------------------------------
         Miami Beach, Florida 33160
        ---------------------------------

                             INTRACOASTAL MALL LEASE

     THIS LEASE, made and entered into this 8th, day of May 1998, by and Between Intracoastal Pacific Limited Partnership, a Florida limited partnership, by RC Intracoastal, Inc., an Illinois Corporation, its managing general partner (hereinafter "Lessor" or "Landlord") and Tel-Com Wireless Cable TV Corporation, a Florida corporation and International Broadcast Consultants of America, Inc., a Florida corporation, (hereinafter collectively referred to as "Lessee" or "Tenant").

                                   WITNESSETH

     In consideration of the payments of rents and other charges provided for herein and the covenants and conditions hereinafter set forth, Lessor and Lessee hereby covenant and agree as follows:

                                    ARTICLE I

                                DEMISED PREMISES

     Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the following described premises (hereinafter "Demised Premises") situated in the Intracoastal Mall located at the intersection of N.E. 35th Avenue and N.E. 163rd Street, North Miami Beach, Florida 33160 and legally described on Exhibit "A" attached hereto and made a part hereof (hereinafter "Shopping Center"), which premises consist of a store containing approximately Four Thousand Five Hundred (4,500) square feet overall, identified on the site plan of the Shopping Center which is designated "Exhibit "B" attached hereto and made a part hereof. The Demised Premises shall be deemed not to include either the land lying thereunder or the exterior walls or roof of the building in which the Demised Premises are located. The street address of the Demised Premises will be 3957 N.E. 163 Street, North Miami Beach, Florida 33160.

                                   ARTICLE II

                          TERM OF LEASE AND POSSESSION

     1. TO HAVE AND TO HOLD for a term to commence upon delivery of the Demised Premises to Lessee by Lessor (the Commencement Date) and shall end (unless sooner terminated or extended as hereinafter provided) at midnight on , 2003, hereinafter the "Term". The possession day shall be the date on which the Lessor notifies the Lessee in writing that the premises are ready for the Lessee's occupancy, and at this time the keys to the premises shall be delivered to the Lessee. Upon the request of the Lessor, Lessee and Lessor, or Lessor's agent, shall execute a certification in the form of Exhibit "C" attached hereto and made a part hereof stipulating the Commencement Date and the expiration of the Term. Lessor shall have no liability to Lessee for any delay in delivery of possession of the Demised Premises on the Commencement Date.

                                   ARTICLE III

                                  MINIMUM RENT

     1 Lessess covenants and agrees to pay Lessor the Minimum Annual Rent, as set forth on the Leasing Summary report payable in advance in equal monthly installments in the amount of the monthly rent on the first day of each and every calendar month during the term or at demand and without setoff or deductions, for any reason whatsoever: provided, however, concurrently with the execution hereof, Lesse shall pay Lessor the Minimum Rent for the first full calendar month of the Term. If the Commencement Date shall occur on a day other than the first day of the calendar month, or terminate on a day other than the last day of the calendar month, the monthly Minimum Rent for such months shall be prorated accordingly.

     2. If Lessee shall fail to pay any installment of Minimum Rent, or any item of additional rent after the same becomes due and payable, such unpaid amounts shall bear interest from the due date thereof to the date of payment at a rate which shall be eighteen percent (18%) per annum, or the maximum rate permitted by applicable usury laws if such rate is different from eighteen (18%) percent per annum. In addition thereto, if Lessee shall fail to pay any installment of Minimum Rent, or any item of additional rent within five (5) days after the date the same becomes due and payable, then Lessee shall also pay to Lessor a late payment service charge (herein "Late Charge") contributing to administrative and overhead expenses equal to the greater of (a) Two Hundred Fifty and No/100 Dollars ($250.00), or (b) five cents (.05) per each dollar so overdue. In addition thereto, if any check tendered by Lessee to Lessor is returned unpaid, then Lessee shall also pay to Lessor a Returned Check Charge of $25.00 contributing to administrative and overhead expenses. The provisions herein for the payment of interest or the Late or RETURNED CHECK Charge shall not be construed to represent interest but are intended to reimburse Lessor for its overhead and expense so incurred and shall not be construed to extend the date for payment of any sums required to be paid by Lessee hereunder or to relieve Lessee of its obligation to pay all such sums at the time or time herein stipulated.

     3. All sums, other than Minimum Rent, payable under any provisions of this Lease shall be deemed additional rent, and upon failure of Lessee to promptly pay any such sum, Lessor shall be entitled to exercise any and all rights and remedies contained herein or at law for the failure to pay Minimum Rent.

                                   ARTICLE IV

                           REAL ESTATE AND OTHER TAXES

     1. Lessee shall pay as additional rent hereunder its proportionate share of the real estate taxes from and after the Commencement Date and continuing during the Term of this Lease including any period during which Lessee shall transact business in the Demised Premises prior to the Commencement Date of the Term of this Lease. For the purposes of this Lease, the term "REAL ESTATE TAXES " shall include all real estate taxes, assessments, water and sewer rents (except water meter charges and sewer rent based thereon) and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, general and special, foreseen and unforeseen, and each and every installment thereof (including any interest on amounts which may be paid in installments) which shall or may, during the Term, be levied, assessed, imposed, become due and payable, or liens upon, or arising in connection with, the use, occupancy or possession, of or become due and payable out of, or for, the Shopping Center or any part thereof, and all costs incurred by Lessor in contesting or negotiating the same with a governmental authority. Lessee's proportionate share shall be computed by multiplying the total amount of the real estate taxes each year by a fraction, the numerator of which shall be the gross leasable area of the Demised Premises and the denominator of which shall be the gross leasable area of all building space in THE Shopping Center as assessed by the Miami-Dade County Taxing Authority in the tax bill for the Shopping Center and except as provided in Easement and Operating Agreements for the Shopping Center as of the beginning of the calendar year in which such taxes are paid. Lessor reserves the right and option to cause one or more separate tax lots to be established for components of the Shopping Center in which Lessee's proportionate share of real estate taxes will be computed on the basis of the component in which the Demised Premises is located. Lessee hereby waives any rights it may have by statute or otherwise to protest real estate taxes. Lessor will be pay the Shopping Center's real estate tax bill at par prior to it becoming delinquent. Lessee will not be responsible for any penalties which may be imposed upon Lessor as a result of late payments nor will it be entitled to any discount resulting from early payment. Nothing herein contained shall be construed to include as a tax which shall be the basis of real estate taxes, any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon Lessor; provided, however, that if, at any time after the date hereof, the methods of taxation shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes now levied, assessed or imposed on real estate as such, there shall be levied, assessed or imposed (a) a tax on the rents received from such real estate, or (b) a license fee measured by the rents receivable by Lessor from the Shopping Center or any portion thereof, or (c) a tax or license fee imposed upon Lessor which is otherwise measured by or based in whole or part upon the Shopping Center or any portion thereof, or (d) an income or franchise tax, or (e) all federal, municipal, county or state taxes assessed during the terms of this Lease against any occupancy interest, occupational use, or personal property of any kind, owned by or placed in, upon or about the Premises by Lessee, then the same shall be included in the computation of real estate taxes hereunder, computed as if the amount of such tax or fee so payable were that due if the Shopping Center were the only property of Lessor subject thereto. In addition to the foregoing, should any governmental authority acting under any existing or future law, ordinance or regulation, levy, assess or impose a tax, excise and/or assessment upon or against this Lease, the execution hereof and/or the Minimum Rent, or any item of additional rent payable by Lessee to Lessor whether by way of substitution for or in addition to any existing tax or otherwise, and whether or not evidenced by documentary stamps or the like, Lessee shall be responsible for and shall pay such tax, excise and/or assessment, or shall reimburse Lessor for the amount thereof, as the case may be.

     2. Lessee shall, for the first calendar year of the Lease, pay to Lessor Lessee's proportionate share per month on the first (1st) day of each calendar month as its estimated payment of real estate taxes (hereinafter "ESTIMATED REAL ESTATE TAX PAYMENT"). For each year thereafter, Lessee shall pay Lessor as its Estimated Real Estate Tax Payment on the first (1st) day of each calendar month one-twelfth (1/12) of Lessee's proportionate share of Lessor's estimate of the real estate taxes for that year or the amount of Lessee's tax liability for the preceding calendar year. Lessor shall notify Lessee of the actual amount due by Lessee for the preceding calendar year whichever formula Lessor chooses to use. Any amount paid by Lessee which exceeds the actual amount due shall be credited on the next succeeding payment due pursuant to this section. If Lessee has paid less than the actual amount due, Lessee shall pay the difference within ten (10) days of receipt of notice from Lessor. If the Term of this Lease shall begin or end other than on the first or last day of a calendar year, these charges shall be billed and adjusted on the basis of such fraction of a calendar year. Should the taxing authorities include in such real estate taxes, machinery, equipment, fixtures, inventory or other personal property or assets of Lessee, then Lessee shall also, pay the entire real estate taxes for such items. The real estate taxes "for" any year in question shall be the amount paid by Lessor for the year in question without regard to when such tax is levied or assessed (e.g. the real estate taxes for 1998 shall be the tax paid in 1998 whether or not they are levied or assessed in 1998). Lessee's obligations with respect to payments due during the term of this Lease pursuant to this Article shall survive the expiration or termination of this Lease.

     3. Lessee agrees to pay to Lessor any sales or use tax or excise tax imposed or levied against rent or any other charge or payment required hereunder to be made by Lessee which has been imposed or may be levied by any governmental agency having jurisdiction thereover.

     4. Lessee shall defend and indemnify Lessor against, and Lessee shall save and hold Lessor harmless from all liability to Lessor arising as a result of any failure by Lessee to comply with the obligations of Lessee under section 212.031 of (1) (c) of the Florida Revenue Act of 1949, as amended from time to time, to pay any Florida Sales and Use Tax upon the rent payable by Lessee under this Lease.

     5. Any payment to be made pursuant to this Article with respect to the real estate tax year in which this Lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full tax year as that part of such tax year covered by the Term bears to a full tax year.

                                    ARTICLE V

                      LESSOR'S WORK IN THE DEMISED PREMISES

                                  SEE ADDENDUM

                                   ARTICLE VI

         LESSEE'S WORK AND APPROVAL OF LESSEE'S PLANS AND SPECIFICATIONS

     1. All of Lessee's signs shall be subject to pre-approval of Lessor and shall be in accordance with Lessor's sign criteria set forth on EXHIBIT "G" attached hereto and made a part hereof. Lessee shall maintain said signs in a good state of repair and save Lessor harmless from any loss, cost, damage, or expense as a result of the erection, maintenance, existence, or removal of the same; and shall repair any damage which may have been caused by the erection, maintenance, existence, or removal of such signs. Upon vacating the Demised Premises, Lessee shall remove all signs and repair all damage caused by such removal. Lessee's obligation to observe or perform this covenant shall survive the expiration or termination of this Lease.

                                   ARTICLE VII

                             USE OF DEMISED PREMISES

     1. (a) Lessee shall operate its business in the Demised Premises under the trade names Tel-Com Wireless Cable TV, International Broadcast Corporation, Fifth Avenue Channel, or such other name which is approved by Lessor, and no other trade name and the Demised Premises shall be occupied and used for the purpose of a general office (the "PERMITTED USE") and for no other purpose. Lessee hereby warrants, that it has the full and unfettered right to use Lessee's trade name and that said use will not in any way infringe on the rights of others. The foregoing specific use is a material consideration to Lessor in order that there will be maintained within the Shopping Center an appropriate tenant mix so as to achieve the maximum gross sales for all tenants and to assure the continued operation of a specialty shopping center development.

         (b) Throughout the term of the Lease, the decor and fixturing of the Demised Premises, Lessee's merchandise and the operation of Lessee's business conducted in the Demised Premises shall be consistent with the operation of a "first-class", "high-quality", general office use as those standards of operation may be interpreted from time to time during the term of this Lease (as opposed to a "general", "promotional" or "self-service" store or business). Lessee shall operate its business at the Demised Premises in as respectable, reputable, tasteful, competent and dignified manner in order to enhance the image of the Shopping Center as a specialty shopping center offering quality name brand merchandise and services and as a desirable place to shop. The description of the standards of operation of the business conducted in the Demised Premises as "first class", "high quality" general office use as opposed to "general", "promotional" or "self -service" is intended only as a description of the general quality of the merchandise or services

Lessee may sell and the general quality of customer service, merchandising, fixturing and decor Lessee must maintain in the operation of the Demised Premises.

         (c) Lessee shall not at any time throughout the term of this Lease abandon, leave vacant or desert the Demised Premises.

         (d) Lessee shall keep the Demised Premises continuously and uninterruptedly open for business for such hours and days as are customary for Lessee's business.

         (e) Lessee and/or its permitted licensees, concessionaires, sublessees or assignees shall continuously and without interruption, throughout the term of this Lease, in good faith, actively use, occupy and operate the entire Demised Premises, with an inventory of goods and merchandise and a staff of sales personnel adequate, sufficient and appropriate to operate the Demised Premises in accordance with the standards contained in subsection (b) of this Paragraph.

         (f) Lessor is executing this Lease in reliance upon the covenants contained in this Paragraph 1 and such covenants are a material element of the consideration inducing Lessor to enter into and execute this Lease.

     2. Lessee shall abide by all reasonable rules and regulations established by Lessor, from time to time, with respect to the Shopping Center including the Common Areas (as hereinafter defined) and shall:

         (a) Conduct no auction, fire or bankruptcy sales or similar practices.

         (b) Display no merchandise outside the Demised Premises nor in any way obstruct the malls or sidewalks adjacent thereto and store all trash and refuse in appropriate containers within the Demised Premises and attend to the daily disposal thereof in the manner designated by Lessor. Lessee shall not burn any trash or rubbish in or about the Demised Premises or anywhere else within the confines of the Shopping Center. Lessee shall not operate a garbage grinder without Lessor's prior consent. If Lessor elects to provide refuse compactor service in the Shopping Center, Lessee shall use said service exclusively for disposal of all waste. In the event compactor service is not provided, Lessee shall use a refuse disposal service approved by Lessor.

         (c) Load or unload all merchandise, supplies, fixtures, equipment and furniture and cause the collection of rubbish in a professional and business-like manner only through the doors of the Demised Premises. Lessee shall not permit trailers and/or trucks servicing the Demised Premises to remain parked in the Shopping Center beyond those periods necessary to service Lessee's operations and in no event shall such trailers and/or trucks remain parked in the Shopping Center overnight or beyond the closing hour of the Shopping Center.

         (d) Keep the inside and outside of all glass in the windows and doors of the Demised Premises clean; keep the Demised Premises in a careful, safe, clean and proper manner and free of insects, rodents, vermin and other pests; regularly clean and, when necessary replace all floor treatment (including carpet) which adjoins any mall area; not permit any rubbish or refuse of any nature emanating from the Demised Premises to accumulate in the mall areas or rear delivery areas; and not permit the plumbing facilities within or servicing the Demised Premises to be used for any purposes other than for which they were constructed, and no foreign substances of any kind shall be thrown therein.

         (e) Not solicit business in Common Areas or distribute any handbills or other advertising matter or maintain any sign in the Common Areas.

         (f) Prevent the Demised Premises from being used in any way which may be a nuisance, annoyance, inconvenience or damage to the other tenants or occupants of the Shopping Center, including, without limiting the generality of the foregoing, the operation of any instrument or apparatus or equipment or the carrying on of any trade or occupation which emits an odor discernible outside of the Demised Premises and which may be deemed offensive in nature, or noise by the playing of any musical instrument or radio or television or the use of a microphone, loudspeaker, electrical equipment or other equipment which may be heard outside of the Demised Premises.

         (g) Not exhibit, inscribe, paint, or affix any sign, advertisement, notice or other lettering on any part of the outside of the Demised Premises or of the building of which the Demised Premises are a part, or inside the Demised Premises if visible from the outside, without first obtaining Lessor's written approval thereof. Lessee further agrees to maintain such sign, lettering, etc., as may be approved, in good condition and repair at all times. Lessor shall have the right, without notice to Lessee and without, any liability for damage to the Demised Premises reasonably caused thereby, to remove any items displayed or affixed in violation of the foregoing provisions.

         (h) Maintain the heating, ventilating and air-conditioning equipment servicing the Demised Premises at comfortable temperatures.

         (i) Not use, occupy, suffer or permit the Demised Premises or any part thereof to be used or occupied for any purpose which may be contrary to law or to the rules or regulations of any public authority or which may be prohibited by or violate any of Lessor's insurance policies or the rules or regulations of the Fire Insurance Rating Organization having jurisdiction or any similar body, or which will increase any insurance rates and premiums on the Demised Premises, the building of which it forms a part and/or any other buildings or improvements in the Shopping Center. If as a result of: (i) any failure of Lessee, or anyone claiming by, through or under Lessee, to comply with the provisions of the preceding sentence; or (ii) the use and occupancy of the Demised Premises by Lessee or anyone claiming by, through or under Lessee, whether or not Lessor has consented to the same; or (iii) Lessee's failure, to use and/or continuously to occupy and operate Lessee's business in the Demised Premises in the manner provided for in this Lease; or
             (iv) Lessee's abandonment of the Demised Premises, the insurance rates applicable to any policies of insurance carried by Lessor governing the Demised Premises or the Shopping Center property or the rental income to be derived therefrom shall be increased, Lessee shall pay Lessor within ten (10) days after Lessor's demand therefore, as additional rent hereunder, the entire portion of the premiums for said insurance which shall be attributable to such higher rates. In determining whether any increase in such rates is the result of any of the aforementioned acts or omissions of Lessee or anyone claiming by, through or under Lessee, a schedule or rule book issued by the applicable rating organization or the rating procedures or rules of Lessor's insurance companies shall be conclusive evidence of the times and charges which make up the insurance rates and premiums on the Demised Premises, or the Shopping Center. If any such insurance carried by Lessor shall be cancelled by the insurance carrier as a result of any of the aforementioned acts or omissions of Lessee or anyone claiming through or under Lessee, Lessee shall indemnify, have and hold harmless Lessor against and from all damages, costs and expenses which Lessor may sustain by reason thereof. Nothing contained herein shall permit a use other than the Permitted Use. Lessee shall promptly comply with all present and future laws, regulations or rules of any county, state, federal and other governmental authority and any bureau and department thereof, and of the National Board of Fire
             Underwriters or any other body exercising similar function which may be applicable to the Demised Premises, including the making of any required structural changes thereto. If Lessee shall install any electrical equipment that overloads the lines in the Demised Premises, Lessee shall make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities having jurisdiction thereover.
        (ii)

         (j) Keep its display window, including window or shadow boxes, in the Demised Premises dressed and illuminated and its signs and exterior lights well lighted everyday of the Term of the Lease from dusk to 9:30 pm., excluding Sundays and Holidays.

         (k) To use such name for the Shopping Center as Lessor shall designate in all advertising in newspapers, radio, television and other media.

         (l) Not operate vending machines, pinball machines, or electronic games or similar devices.

         (m) Lessee shall not overload the floors of the Demised Premises beyond their designed weight-bearing capacity. Lessor reserves the right to direct the positioning of all heavy equipment, furniture and fixtures which Lessee desires to place in the Demised Premises so as to distribute properly the weight thereof, and to require the removal of any equipment or furniture which exceeds the weight limit specified.

         (n) Lessee shall not cause, use or permit any hazardous or toxic substance, material or waste to be brought into the Demised Premises or the Shopping Center or used, handled, stored or disposed of in, on or about the Demised Premises or the Shopping Center and Lessee shall comply with the terms, covenants and provisions of EXHIBIT "H" attached hereto and made a part hereof.

         (o) It is understood Lessee knows and controls its business, its employees and agents and its operation in the Demised Premises, and that all applicable zoning, occupancy and other requirements pertaining to the Demised Premises are matters of public record. Lessee represents and warrants its use and occupancy of the Demised Premises comply with same, and agrees it shall, at its sole cost and expense, comply with all zoning, occupancy and other requirements of all municipal, county, state, federal and other applicable governmental authorities, now in force, pertaining to its use of the Demised Premises, and shall secure all necessary permits therefore and shall faithfully observe, in the use of the Demised Premises, all applicable municipal and county ordinances and state and federal statutes now in force, or which may hereafter be in force. Lessee shall obtain any required certificate of occupancy with respect to its use of the Demised Premises within thirty (30) days from the commencement of the Term hereof and shall deliver a copy thereof to Lessor within said thirty (30) day period.

     3. If either Lessee fails to keep or perform any covenant or term included in Paragraph 2 of this Article or violates any such covenant or term, and if Lessee fails to cure such failure or violation promptly after notice from Lessor and with all due diligence, Lessor may, in addition to any and all other remedies Lessor may have under this Lease or at law or in equity, (a) enjoin such Lessee from any further failure or violation hereunder or (b) cure or prosecute the curing of such failure or violation and all expenses in connection with such cure or prosecution of such cure of such failure or violation, including without limitation legal fees, shall be deemed additional rent and paid by Lessee together with the next installment of Minimum Rent due under this Lease; provided, however, if Lessee shall be in breach of its obligations included under Paragraph 3 of this Article on three (3) or more occasions during any twenty-four (24) month period, then such failure shall be deemed a noncurable default.

                                  ARTICLE VIII

                      ADVERTISING AND PROMOTIONAL SERVICES

                              INTENTIONALLY DELETED

                                   ARTICLE IX

                                   ALTERATIONS

Lessee shall not make or permit to be made any alterations, improvements and/or additions of any kind or nature to the Demised Premises or any part thereof accept by and with the approval of Lessor, which approval shall be in Lessor's sole ownership discretion. All alterations, improvements and additions to the Demised Premises shall be made in accordance with plans and specifications prepared by Lessee and approved by Lessor and in accordance with all applicable building codes. The approval by Lessor of the plans and specifications shall not constitute the assumption of any liability on the part of Lessor for their compliance or conformity with applicable building codes and the requirements of this Lease or for their accuracy, and Lessee shall be solely responsible for such plans and specifications. Such alterations, improvements and additions to the Demised Premises shall be done in a good workmanlike manner using first-quality materials and shall at once when made or installed be deemed to have attached to the fee and to have become the property of Lessor and shall remain for the benefit of Lessor at the end of the Term, or other expiration of this Lease, in as good order and condition as they were when installed, reasonable wear and tear excepted; provided, however, if prior to the termination of this Lease, or within fifteen (15) days thereafter, Lessor so directs, Lessee shall promptly remove the alterations, improvements, additions, fixtures and installations which were placed in the Demised Premises by Lessee and which are designated in said notice and repair any damage occasioned by such removal and in default thereof, Lessor may effect said removals and repairs at Lessee's expense. In the event of making such alterations, improvements and/or additions as herein provided, Lessee shall protect, indemnify, save and hold harmless Lessor from all expense, liens, claims or damages to either persons or property arising out of, or resulting from the undertaking or making of such alterations, improvements and/or additions including, without limitation, mechanic's liens or other liens claimed or filed or building code violations attributable to such work.

                                    ARTICLE X

         MAINTENANCE OF DEMISED PREMISES, INDEMNIFICATION AND INSURANCE

     1. Lessor shall, as a Common Area Maintenance Cost (as hereinafter defined), keep and maintain the roof over the Demised Premises and structural portions of the Demised Premises in good repair, provided that Lessee shall give Lessor prior notice of the necessity for such repairs and further provided, that any damage thereto shall not have been caused by any act or negligence of Lessee, its employees, agents, invitees, subtenants, licensees, assignees or contractors, in which event such damage shall be promptly repaired by Lessee, subject to the supervision of Lessor. Other than as herein provided, Lessor shall not be responsible to maintain or make any improvements or repairs of any kind, in or upon the Demised Premises.

     2. Lessee shall keep and maintain in good order, condition and repair (which repair shall mean replace if necessary) the Demised Premises and every part thereof, except as herein before provided, including, without limitation, the exterior and interior portions of all doors, door checks, security gates, windows, glass, utility facilities, plumbing and sewage facilities within the Demised Premises or under the floor slab including free floors up to the main sewer line, fixtures, heating, air-conditioning including the air conditioning mechanical equipment located on rooftop and electrical and drain pipes servicing the air conditioning equipment serving the Demised Premises and interior walls, floors and ceilings, including compliance with applicable building codes. Lessee shall contract for, in its own name, and shall pay for a qualified service contractor to inspect, adjust, clean and repair heating, ventilating and air conditioning equipment, including changing filters on a quarterly basis. Heating, ventilating and air-conditioning units shall be set for continuous fan operation during the hours the Shopping Center is open and such units' dampers shall be adjusted to a minimum ten percent (10%) outside air setting. If Lessee's use of the Demised Premises results in special exhaust requirements, Lessee shall have exhaust fans interlocked with the make-up air units. If Lessee refuses or neglects to commence of complete any of the obligations above set forth promptly and adequately, Lessor may , but shall not be required to, make or complete said maintenance or repairs and Lessee shall pay the cost thereof to Lessor upon demand as additional rent.

     3. (a) Lessee shall protect, defend, indemnify, save and hold harmless Lessor and/or any fee owner or ground or underlying Lessors of the Shopping Center, against and from any and all claims, demands, fines, suits, actions, proceedings, orders, decrees and judgments of any kind or nature by, or in favor of, anyone whomsoever, and against and from any, and all costs, damages and expenses, including attorneys fees, resulting from, or in connection with, loss of life, bodily or personal injury or property damage arising, directly or indirectly, out of, or from, or on account of, any accident or other occurrence in, upon, at or from the Demised Premises, or occasioned in whole or in part through the use and occupancy of the Demised Premises or any improvements therein or appurtenances thereto, or by any act or omission of Lessee or any subtenant, concessionaire or licensee of Lessee, or their respective employees, agents, contractors or invitees in, upon, at or from the Demised Premises or its appurtenances or any Common Areas of the Shopping Center.

         (b) Lessee, and all those claiming by, through and under Lessee, shall store their property in and shall occupy and use the Demised Premises and any improvements therein and appurtenances thereto, and all other portions of the Shopping Center, solely at their own risk, and Lessee, and all those claiming by, through or under Lessee, hereby release Lessor, to the full extent permitted by law, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other property, or damage to business or for business interruption, arising, directly or indirectly, out of, or from, or on account of, such occupancy and use, or resulting from any present or future condition or state of repair thereof.

         (c) Lessor shall not be responsible or liable at any time to Lessee, or to those claiming by, through or under Lessee, for any loss of life, bodily or personal injury, or damage to property or business, or for business interruption, that may be occasioned by any failure by any tenants or occupants of the Shopping Center to comply with any of the terms of their leases or agreements or that may be occasioned by or through the acts, omissions or negligence of any other persons, or any other tenants or occupants of the Shopping Center.

         (d) Lessor shall not be responsible or liable at any time for any defects, latent or otherwise, in any buildings or improvements in the Shopping Center or any of the equipment, machinery, utilities, appliances or apparatus therein, nor shall Lessor be responsible or liable at any time for loss of life, or injury or damage to any person or to any property or business of Lessee, or those claiming by, through or under Lessee, caused by, or resulting from, the bursting, breaking, leaking, running, seeping, overflowing or backing up of water, steam, gas or sewage, in any part of the Demised Premises or caused by, or resulting from, acts of God or the elements, or resulting from any defect or negligence in the occupancy, construction, operation or use of any buildings or improvements in the Shopping Center, including the Demised Premises, or any of the equipment, fixtures, machinery, appliances or apparatus therein.

         (e) Lessee shall give prompt notice to Lessor in case of fire or other casualty or accidents in the Demised Premises, or in the building of which the Demised Premises forms a part, or of any defects thereof or in any of its fixtures, machinery or equipment.

         (f) In the event Lessor, without fault on its part, shall be made a party to any litigation commenced by or against Lessee, then Lessee shall pay Lessor all costs and expenses, including reasonable attorneys fees, which Lessor may sustain by reason thereof.

         (g) The provisions of this Paragraph 3 shall apply and become effective from and after the Commencement Date and shall survive the expiration or earlier termination of this Lease.

   4. Lessor shall carry standard fire and extended coverage insurance, insuring the improvements constructed by Lessor upon the Shopping Center, including Lessor's Work in the Demised Premises provided by Lessor, for not less than any amount required by Lessor's mortgagee, if any, including any deductible permitted by Lessor's mortgagee.

   5. Lessee hereby covenants and agrees at all times during the original term of this Lease to cause to be maintained and enforced on behalf of Lessor and property manager, the following insurance coverages: (a) comprehensive commercial general liability insurance with limits of not less than One Million ($1,000,000) Dollars each occurrence, One Million ($1,000,000) Dollars products and completed operation, Two Million ($2,000,000) Dollars general aggregate, One Million ($1,000,000) Dollars personal and advertising injury, One Million ($1,000,000.00) Dollars on account of bodily injury or death and Five Hundred Thousand ($500,000.00) Dollars for damage to property, including water damage, arising out of any one occurrence; (b) standard fire and extended coverage insurance, including vandalism and malicious mischief endorsements, in an amount ,adequate to cover the full replacement value of all improvements on the Demised Premises and of Lessee's merchandise, trade fixtures, furnishings, wall coverings, carpeting, drapes, equipment and all other items of personal property of Lessee located on or within the Demised Premises; (c) plate glass insurance covering all plate glass in the Demised Premises; (d) if there is a boiler or air conditioning equipment serving the Demised Premises (whether installed in, adjoining, above or beneath the same), broad form boiler and machinery insurance in the amount of One Hundred Thousand ($100, 000) Dollars; (e) business interruption insurance in an amount adequate to cover payment of all rent, minimum, additional and otherwise, for one year; (f) Workers' Compensation insurance at statutory limits for the states in which the operations are being performed, including employer's liability limits of not less than Five Hundred Thousand ($500,000) Dollars each accident/injury, Five Hundred Thousand ($500,000) Dollars each employee/disease and Five Hundred Thousand ($500,000) Dollars policy limit, (g) Commercial Automobile Coverage at limits of One Million ($1,000,000) Dollars covering all owned, non-owned and hired automobiles; and (h) and umbrella liability policy the limits of which shall not be less than Two Million ($2,000,000) Dollars each occurrence, Two Million ($2,000,000) Dollars aggregate, with coverage to follow underlying commercial liability policy, employer's liability and commercial coverage.

         The commercial general liability insurance shall include the following coverage: (a) premises operation; (b) blanket contractual; (c) independent contractors; (d) completed operations (e) broad form property damage; (f) host liquor; and (g) broad form vendors -if applicable.

     6. All insurance policies required hereunder shall be issued in the names of and for the benefit of Lessor, its designee(s) and Lessee, by one or more responsible insurance companies rated an A+ or better per A.M. and Best and approved by Lessor and licensed to do business in the State of Florida and, at Lessee's option, such insurance may be carried under blanket policy, covering the Demised Premises and any other of Lessee's stores provided the provisions of such blanket policy comply with the terms of this Lease and coverage with respect to the Demised Premises is separately allocated therein. The comprehensive general liability insurance shall specifically insure Lessee's liability under Article X, Paragraph 3 hereof. All insurance policies required under Paragraph 5 of this Article shall contain the following endorsements:
(a)That such insurance may not be cancelled or amended or not renewed with respect to Lessor except upon thirty (30) days prior written notice from the insurance company to Lessor; (b) that Lessee shall be solely responsible for the payment of all premiums under such policy and that Lessor shall have no obligation for the payment thereof: and (c) that in event of payment of any lose covered by such policy, Lessee's Insurance shall be made primary over any other valid and collectible insurance available to such additional insured and Lessor shall be paid first by the insurance company for its loss.

     7. A company issued certificate of insurance in a form satisfactory to Lessor shall be in place with Lessor prior to the Demise of the Premises. Lessee shall deliver to Lessor certificates or memoranda of insurance for all policies of insurance to be procured by Lessee within ten (10) days of the inception of such policies and, at least ten (10) days prior to the expiration of any such policies, Lessee shall deliver to Lessor certificates or memoranda of insurance evidencing the renewal of such policies. No change in coverage should be effected without written permission from Lessor. Lessee shall carry insurance on its own personal property, equipment, improvements and betterments for which Lessee is delineated to have responsibility and glass at 100% value on a Special Cause of Loss (All Risk) Form, naming Lessor as loss payee with respect to the improvements and betterments. The certificate of insurance should delineate the specific dollar value of the improvements and betterments. The minimum limits of any insurance coverage to be maintained by Lessee hereunder shall not limit Lessee's liability under Paragraph 3 of this Article.

                                   ARTICLE XI

                                  COMMON AREAS

     1. Lessor hereby grants to Lessee, during the term of this Lease, the nonexclusive right to use, in common with all others so entitled, the Common Areas (as hereinafter defined) for pedestrian and vehicular traffic. The Common Areas shall be subject to the exclusive control and management of Lessor and to such rules and regulations as Lessor may, from time to time, adopt and Lessor reserves the right to change the areas, locations and arrangement of parking areas and other Common Areas; to enter into, modify and terminate easements and other agreements pertaining to the maintenance and use of the parking areas and other Common Areas; to close any or all portions of the Common Areas to such extent and for such time as may, in the sole discretion of Lessor's counsel, be legally necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to close temporarily, if necessary, any part of the Common Areas in order to discourage noncustomer parking; and to make changes, additions, deletions, alterations or improvements in and to such Common Areas, including methods of ingress to and egress from such Common Areas, provided that there shall be no unreasonable obstruction of Lessee's right of ingress to or egress from the Demised Premises.

     2. Lessor shall operate, maintain and repair the Common Areas and improvements within the Shopping Center in such manner as Lessor shall in its sole discretion determine. For these services Lessee shall pay as additional rent its proportionate share of the Common Area Maintenance Costs (as hereinafter defined) from and after the Commencement Date and continuing during the Term of this Lease, including any period during which Lessee shall transact business in the Demised Premises prior to the Commencement Date of the term of this Lease. For the purposes of this Article, the term "COMMON AREA MAINTENANCE COSTS" shall mean all costs, expenses and other charges incurred in connection with the ownership, management, operation, insurance, maintenance and repair of the Common Areas and improvements within the Shopping Center, and shall include, but not be limited to, the costs and expenses of [the following subsections (a) through (j) are for definition only and are not to be construed so as to impose any obligations or limitations on Lessor]:

     (a) garbage and trash removal; maintenance, repair and replacement of all parking lot surfaces, service areas and courts, including, cleaning, sweeping, painting, striping and repaving; maintenance, repair and replacement of sidewalks, curbs, screens, flagpoles, bicycle racks, Shopping Center identification signs, traffic signals, and other traffic markers and signs;

     (b) maintenance, repair and replacement of (i) storm and sanitary drainage systems, including disposal plants and lift stations and retention ponds or basins; (ii) irrigation systems: (iii) electrical, gas, water and telephone systems: (iv) lighting systems (including bulbs, poles and fixtures): (v) emergency water and sprinkler systems: (vi) other utility systems: (vii) heating, ventilating and air conditioning systems: and (viii) security systems, including any utility charges in connection with any of the foregoing systems:

     (c) interior and exterior planting, replanting and replacing of flowers, shrubbery, plants, trees and other landscaping;

     (d) maintenance, repair, replacement and substitution of and for all portions of the buildings, both interior and exterior, on Lessor's Parcel (excluding the Demised Premises and premises leased to other tenants), including, but not limited to, floors, floor coverings, ceilings, walls, roofs and roof flashings, canopies, skylights, signs, planters, benches, fountains, elevators, escalators and stairs, fire exits, doors and hardware, windows, glass and glazing;

     (e) premiums or contributions for insurance, including, without limitation, liability insurance for personal injury, death and property damage; insurance against liability for defamation and claims of false arrest occurring in and about the Common Areas; workers' compensation; broad form all peril insurance covering the Common Areas in the Shopping Center which may include flood insurance, earthquake insurance, boiler insurance and/or rent insurance, [for the purposes of this provision of subsection (e), Common Areas shall be deemed to include the Demised Premises and premises leased to other tenants];

     (f) maintenance, repair and acquisition costs (rental fees and/or purchase price or in lieu of purchase price, the annual depreciation allocable thereto) of all security devices, machinery and equipment used in the operation and maintenance of the Common Areas, and all personal property taxes and other charges incurred in connection with such security devices, machinery and equipment:

     (g) all license and permit fees, and all parking surcharges that may result from any environmental or other laws, rules, regulations, guidelines or orders; the cost of obtaining and operating public transportation or shuttle bus systems as used in connection with bringing customers to the Shopping Center or if required by any environmental or other laws, rules, regulations, guidelines or orders,

     (h) installation and operation of music program services and loudspeaker systems;

     (i) personnel, including, without limitation, security and maintenance people on the Shopping Center, the mall manager and assistant mall manager, secretaries and mall management bookkeepers (including, without limitation, the payroll taxes and employer benefits of such personnel); and

     (j) Lessor's administrative overhead in an amount equal to fifteen percent (15%) of the total Common Area Maintenance Costs.

     3. (a) "LESSEE'S PROPORTIONATE SHARE" means the amount arrived at by multiplying Common Area Maintenance Costs or Lessor's Estimate (hereinafter defined) as the case may be by a fraction, the numerator of which is the gross leasable area of the Demised Premises and the denominator of which is the gross leasable area of all building space leased in the Shopping Center, provided (i) to the extent certain expenses are, in Lessor's sole discretion specifically allocable to the office building which comprises a portion of the Shopping Center or are allocable pursuant to Easement and Operating Agreements the Shopping Center, such expenses shall not be included for the purpose of determination of Common Area Maintenance Costs and (ii) to the extent certain expenses are, in Lessor's sole discretion, specifically allocable to the mall and not the office building, the denominator referred to above shall, with respect to referenced expenses, not include the gross leaseable area of the office building.

        (b) "Lessor's Estimate" means the total amount of Common Area Maintenance Costs as estimated by Lessor for each Lease Year.

        (c) Lessee will pay to Lessor, Lessee's Initial Proportionate
Share on the date the first Minimum Rent payment is due and payable hereunder and on the first day of each and every month thereafter during the first Lease Year. Thereafter, during each Lease Year Lessee will pay to Lessor on the dates minimum rental payments are due and payable, a sum equal to one-twelfth (1/12th) of Lessee's Proportionate Share of Lessor's Estimate. In the event the actual Common Area Maintenance Costs during any month in any Lease Year exceed Lessor's projection for such month and it becomes apparent to Lessor that Lessee's monthly payments will not pay Lessee's Proportionate Share for such Lease Year, the Lessor may give written notice to Lessee of any such expected deficiency and in such notice may increase the monthly payments being made by Lessee to Lessor hereunder.

        (d) After the end of each Lease Year, Lessor shall deliver to Lessee a statement showing the cost of operating and maintaining the Common Areas as hereinabove set forth and further showing Lessee's Proportionate Share. In the event the total monthly payments made by Lessee for Shopping Center Operating Costs exceeds Lessee's Proportionate Share for such Lease Year, then Lessor will apply any such coverage towards the next succeeding monthly payments. In the event the total monthly payments made by Lessee for Common Area Maintenance Costs are less than Lessee's Proportionate Share for such Lease Year, then Lessee shall pay any such deficiency to Lessor immediately upon demand. The obligations of Lessee to pay Lessee's Proportionate Share shall survive the termination of this Lease.

     4. Lessee shall cause it and its employees to park only in the outer areas of the parking lot or such places as provided and designated from time to time by Lessor for employee parking, except that Lessee may permit six (6) of its executives to park in the inner areas of the parking lot during regular business hours Monday through Friday from 9:00 a.m. to 5:00 p.m. ("executive parking"). Notwithstanding such authorization for executive parking, Lessee acknowledges and understands that neither its employees nor its executives may park in those spaces designated as "restaurant parking" on the Site Plan attached hereto as Exhibit "B". Further, in the event that the Restaurant (Shooters, or its successors or assigns), commences valet parking, spaces for "executive parking" may not be available. Such valet parking shall not include any spaces immediately adjacent to the Demised Premises during normal business hours, Monday through Friday, 9:00 a.m. to 5:00 p.m. In such event, Lessor shall notify Lessee of same and authorization for executive parking shall be rescinded.

     Within ten (10) days after a request by Lessor, Lessee, shall deliver to Lessor a list of Lessee's and its executives' and employees' automobiles (designating each automobile as "executive" or "employee"), which such list shall set forth the description of and the license numbers assigned to such automobiles and their state of issue. Thereafter, Lessee shall advise Lessor of any changes, additions or deletions in such list. If any automobile appearing on said list is parked in an area of the Shopping Center other than the area designated by Lessor at any time after Lessor has given notice to Lessee or Lessee's store manager that the same automobile has previously been parked in violation of this provision, then Lessee shall pay to Lessor the sum of Ten Dollars ($10) per day for each such automobile for each day (or part thereof) it is parked in violation of this provision. Lessee shall pay such sum to Lessor within ten (10) days after receipt of notice from Lessor. In addition to the foregoing, Lessee hereby authorizes Lessor in such event to, remove from the Shopping Center any of Lessee's automobiles, or automobiles belonging to Lessee's employees or executives, and/or to attach violation stickers or notices to such automobiles, and Lessee hereby waives and releases Lessor and hereby indemnifies and holds Lessor harmless for all claims, liabilities, costs and expenses which may arise therefrom.

                                   ARTICLE XII

                            MECHANIC'S LIEN OR CLAIMS

     Lessee shall not permit to be created nor to remain undischarged any lien, encumbrance or charge arising out of any work of any contractor, mechanic, laborer or material man which might be or become a lien or encumbrance or charge upon the Demised Premises or the Shopping Center of which the Demised Premises is a part or the income therefrom and Lessee shall not suffer any other matter or thing whereby the estate, right and interest of Lessor in the Demised Premises or in the Shopping Center of which the Demised Premises is a part might be impaired. Neither Lessor's Parcel nor the Shopping Center of which Lessor's Parcel is a part shall not be subject to attachment. The Lessee herein shall not have any authority to create any liens for labor or materials on the Lessor's interest in the Demised Premises and all persons contracting with the Lessee for the destruction or removal of any facilities or other improvements or for the erection, installation, alteration or repair of any facilities or other improvements on or about the Demised Premises, and all materialmen, contractors, subcontractors, mechanics and laborers are hereby charged with notice that they must look only to the Lessee and the Lessee's interests in the Demised Premises to secure the payment of any bill for work done or material furnished at the request or instruction of Lessee. Lessee shall include in all contracts and subcontracts for work to be performed on Lessee's behalf at the Demised Premises provisions wherein such contractor or subcontractor acknowledges that Lessor has no liability under such contracts and subcontracts and that such contractor or subcontractor waives any right it may have to lien or attach the Shopping Center. If any lien or notice of lien on account of an alleged debt of Lessee or any notice of contract by a party engaged by Lessee or Lessee's contractor to work in the Demised Premises shall be filed against the Demised Premises or the Shopping Center of which the Demised Premises is part, Lessee shall, within twenty (20) days after notice of the filing thereof, cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Lessee shall fail to cause such lien or notice of lien to be discharged within the period provided, then Lessor, in addition to any other rights or remedies, may, but shall not be obligated to, discharge the same by either paying the amounts claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings; and in any such event, Lessor shall be entitled, if Lessor so elects, to defend any prosecution of an action for foreclosure of such lien by the lienor or to compel the prosecution of an action for foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount paid by Lessor and all costs and expenses, including attorney fees, incurred by Lessor in connection therewith, together with interest thereon at the maximum legal rate from the respective dates of Lessor's making of the payment or incurring of the cost and expense, shall be paid by Lessee to Lessor on demand as additional rent. Nothing in this Lease shall be construed as in any way constituting a consent or request by Lessor, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific or general improvement, alteration or repair of or to the Demised Premises or to any part thereof.

                                  ARTICLE XIII

                           DESTRUCTION AND RESTORATION

1. If the Demised Premises shall be damaged to the extent of fifty Percent (50%) or more of the cost of replacement thereof by any insured casualty of damaged by any uninsured casualty, Lessor shall have the option to rebuild or terminate this Lease to be exercised by notice to Lessee given not more than ninety (90) days from the later to occur of the date of such damage or an insured loss, the date Lessor receives it's final insurance adjustment. If Lessor elects to rebuild Lessor shall, at its expense shall proceed with so much of the restoration of the Demised Premises as was included in Lessors Work pursuant to Article V. All repairs and restorations of the Demised Premises not so included shall be performed by Lessee in conformance with Article VI. The parties shall promptly commence and diligently proceed with their restoration obligations hereunder.

     2. If the Demised Premises shall be damaged to the extent of less than fifty percent (50%) of the cost of replacement, by fire or other casualty covered by Lessor's policy of fire and extended coverage insurance, during the term of this Lease, then Lessor shall, at its expense, proceed with so much of the restoration of the Demised Premises as was included in Lessor's Work pursuant to Article V. All repairs and restorations of the Demised Premises not so included shall be performed by Lessee in conformance with Article VI.

     3. In the event of total destruction of the Demised Premises, Lessee's rent shall completely abate from the date of such destruction. If Lessor elects to rebuild as aforesaid, Lessee's rent shall completely abate from the date of such destruction until Lessor substantially completes its work and delivers the space to Lessee, or upon the date when Lessee opens for business, whichever event shall first occur. In the event of a partial destruction or damage whereby Lessee shall be deprived of the occupancy and use of only a portion of the Demised Premises, then Minimum Rent shall be equitably apportioned according to the area of the Demised Premises which is unusable by Lessee, until such time as the Demised Premises are repaired or restored as provided herein.

     4. In the event any portion of the Shopping Center is damaged or destroyed to such an extent that Lessor, in its, sole discretion, elects to discontinue operation of the Shopping Center, Lessor may cancel this Lease by giving Lessee notice of its election and this Lease shall terminate and shall become null and void ninety (90) days after said notice.

     5. Each party hereto (hereinafter "Releasing Party") hereby releases the other (hereinafter "Released Party") from any liability which the Released Party would but for this paragraph, have had to the Releasing Party arising out of or in connection with any accident or occurrence or casualty (a) which is or would be covered by a standard fire and extended coverage policy (with vandalism and malicious mischief endorsement attached) or by a sprinkler leakage or water damage policy in the State of Florida regardless of whether or not such coverage is being carried by the Releasing Party, and (b) to the extent of recovery under any other casualty or property damage insurance being carried by the Releasing Party at the time of such accident or occurrence or casualty, which accident or occurrence or casualty may have resulted in whole or in part from any act or neglect of the Released Party, its officers, agents or employees; provided, however, the release hereinabove set forth shall become inoperative and null and void if the Releasing Party contracts for the insurance required to be carried under the terms of this Lease with an insurance company which (a) takes the position that the existence of such release vitiates or would adversely affect any policy so insuring the Releasing Party in a substantial manner and notice thereof is given to the Released Party, or (b) requires the payment of a higher premium by reason of the existence of such release, unless in the latter case the Released Party, within ten (10) days after notice thereof from the Releasing Party, pays such increase in premium. Notwithstanding anything contained in this Lease to the contrary, Lessor shall not be liable for any damage to person or property arising from the negligent act or omission of any other tenant or occupant of the Shopping Center; and Lessee hereby expressly waives any claim for such damages.

                                   ARTICLE XIV

                          PROPERTY IN DEMISED PREMISES

     1. All leasehold improvements, such as light fixtures, heating and air-conditioning equipments, and other construction to be done by Lessee as required herein, shall when installed attach to the fee and become and remain the property of Lessor. Such property shall not be removed unless replaced with like property. All store fixtures or trade fixtures, signs, wall coverings, carpeting and drapes shall remain the property of Lessee, subject at all times to Lessor's lien for Minimum Rent and all items of additional rent which may become due to Lessor under this Lease. Lessee shall not seek or pursue so-called "industrial revenue bond" financing without the consent of Lessor, which such consent shall be in Lessor's sole discretion.

     2. Lessee shall pay, before delinquency all taxes assessed against Lessee's fixtures, furnishings, leasehold improvements, equipment and stock-in-trade placed in or on the Demised Premises. Any such taxes included in Lessor's tax bills and paid by Lessor shall be due and payable as additional rent within ten
(10) days after billings therefore are rendered to Lessee.

                                   ARTICLE XV

                           ACCESS TO DEMISED PREMISES

     1. Lessee shall permit Lessor or Lessor's agents, mortgagees or ground lessees to inspect or examine the Demised Premises at any reasonable time and shall permit Lessor to make such repairs, alterations, improvements or additions in the Demised Premises or to the building of which the Demised Premises is a part, that Lessor may deem desirable or necessary or which Lessee has covenanted herein to do and has failed so to do, without the same being construed as an eviction of Lessee in whole or in part and Minimum Rent and all items of additional rent shall in no manner abate while such repairs, alterations, improvements or additions are being made by reason of loss or interruption of the business of Lessee because of the prosecution of such work. The fact that Lessor may make inspections of the Demised Premises shall not be either constructive or actual notice to Lessor of any conditions which might exist on the Demised Premises.

     2. Lessor reserves the right to display a "For Sale" sign at any time, and also, after notice from either party of intention to terminate this Lease, or at any time within three (3) months prior to the expiration of this Lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs, and all of said signs shall be placed upon such part of the Demised Premises as Lessor shall require, except on display windows or doors leading into the Demised Premises. Prospective purchasers or tenants authorized by Lessor may inspect the Demised Premises at reasonable hours at anytime. If during the last month of the term Lessee, shall have removed all or substantially all of the Lessee's property, and shall have ceased doing business in the Demised Premises, Lessor may immediately enter the Demised Premises and prepare them for any future tenant. Furthermore, Lessor may allow such future tenant to occupy the Demised Premises. These acts shall have no effect upon Lessee's obligations under this Lease and Lessee shall be entitled to no abatement or diminution of rent as a result thereof, except that in the event such future Lessee makes any payment for the period up until the expiration of this Lease, Lessee shall be entitled to an abatement of rent for such period.

                                   ARTICLE XVI

                          SURRENDER OF DEMISED PROPERTY

     1. Lessee shall deliver and surrender to Lessor possession of the Demised Premises upon expiration of this Lease, or its earlier termination as herein provided, broom clean and in as good condition and repair as the same shall be as the Commencement Date, or in as good condition the same may have been subsequently put by Lessor during the continuance of the term, ordinary wear and tear and damage by fire or the element beyond Lessee control excepted.

     2. Lessee shall remove all property of Lessee and all alterations, additions and improvements as to which Lessor shall have made the election hereinbefore provided, repair all damage to the Demised Premises caused by such removal, and restore the Demised Premises to the condition in which they were prior to the installation of the articles so removed. Any property not so removed at the expiration of the term hereof, and as to which Lessor shall have not made said election, shall be deemed to have been abandoned by Lessee, and may be retained or disposed of by Lessor, as Lessor shall desire. Lessee's obligation to observe or perform this covenant shall survive the expiration or termination of this Lease.

                                  ARTICLE XVII

                                    UTILITIES

     1. Lessee shall contract for, in its own name, and shall pay before delinquency, for all utility services rendered or furnished to the Demised Premises, including heat, air conditioning, water, gas, electricity, fire protection, sewer and rubbish rental, sewage treatment facilities and the like, together with all taxes levied or other charges on such utilities. If Lessor shall supply any such services, or if any such services are required to be paid for by Lessor under a master meter, Lessee shall purchase same from Lessor at charges not in excess of the charges Lessee would have paid to any public utility corporation or governmental agency in the area supplying the same or similar service, plus an additional ten percent (10%) for Lessor's overhead costs. Any such charges for service supplied by Lessor shall be deemed additional rent and shall be due and payable within ten (10) days after billing therefore are rendered to Lessee. In no event shall Lessor be liable for the quality, quantity, failure or interruption of such service to the Demised Premises. Lessee's obligations for the payment of charges due during the term of this Lease pursuant to this Article shall survive the expiration or termination of this Lease.

     2. Lessor may, with notice to Lessee, or without notice in the case of an emergency, cut off and discontinue gas, water, electricity and any or all other utilities whenever such discontinuance is necessary in order to make repairs or alterations. No such action by Lessor shall be construed as an eviction or disturbance of possession or as an election by Lessor to terminate this Lease, nor shall Lessor be in any way responsible or liable under such action.

     3. Lessee shall cooperate with Lessor's reasonable directives to reduce energy consumption, including installation of new energy efficient equipment or the modification or replacement of existing equipment, as the case may be. In the event any governmental authority shall order mandatory energy conservation or if Lessor elects voluntarily to cooperate in energy conservation at the request of any governmental authority, including, but not limited to, a reduction in operating hours or lighting usage, then Lessee shall comply with such requirements. Lessee's compliance with such requirements shall not entitle Lessee to any abatement of rent or damages for any injury or inconvenience occasioned thereby, nor shall it be construed as an eviction or disturbance of possession.

                                 ARTICLE XVIII

                            ASSIGNMENT AND SUBLETTING

     1. Lessee shall not, voluntarily, involuntarily or by operation by law, sell, mortgage, pledge, encumber or in manner transfer or assign this Lease, in whole or in part, or sublet the whole or any part of the Demised Premises, or permit any other persons to occupy same without the prior written consent of Lessor, references elsewhere herein to assignees, subtenants or other persons not with standing. In the event that Lessee requests permission to either assign this Lease, or to sublet the whole or any part of the

Demised Premises, or this Lease is deemed to be assigned pursuant to Paragraph 2 of this Article, then Lessor may, in its sole and absolute discretion, elect to consent or withhold consent. Any request by Lessee for Lessor's consent must be by written notice as required in Article XXIX hereof. Such notice will contain the name and address of the proposed assignee or sublessee and the terms of any assignment or sublease and such other date concerning the assignee or sublessee as Lessee shall have obtained. If Lessor's consent be obtained (no inference being intended herein that Lessor is in any way obligated to grant such consent), then, in addition to such other conditions as Lessor shall have then imposed, if any, such assignment or subletting shall be subject to and conditioned upon the following.- (a) at the time of any such proposed assignment or subletting, Lessee shall not be in default under any of the terms, conditions or covenants of this Lease; (b) the proposed assignee or sublessee shall occupy the Demised Premises and conduct its business in accordance with the terms, conditions and covenants of this Lease, including the Permitted Use; (c) that if the Minimum Rent or any additional rent or charges required to be paid by any such proposed assignee or sublessee exceeds the Minimum Rent and/or items of additional rent reserved hereunder, then Lessee shall pay to Lessor monthly the entire amount of such excess, which shall be deemed additional rent; (d) Lessee and its proposed assignee or sublessee shall execute, acknowledge and deliver to Lessor a fully executed counterpart of a written assignment of lease or sublease, as the case may be, duly consented to by any Surety of this Lease by the terms of which: (i) in case of an assignment, Lessee will assign to such proposed assignee Lessee's entire interest in this Lease, together with all prepaid rents hereunder, and the proposed assignee will accept said assignment and assume and agree to perform, directly for the benefit of Lessor, all of the terms, conditions and covenants of this Lease on Lessee's part to be performed hereunder; or (ii) in case of a subletting, the sublease will in all respects be subject and subordinate to all of the terms, conditions and covenants of this Lease and the proposed sublessee thereunder will agree to be bound by and to perform all of the terms, conditions and covenants of this Lease and the proposed sublessee thereunder will agree to be bound by and to perform all of the terms, conditions and covenants of this Lease on Lessee's part to be performed hereunder, except the payment of Minimum Rent and all items of additional rent reserved hereunder, which Lessee shall continue to pay to Lessor; (e) notwithstanding any such assignment or subletting under the term of this Article, both Lessee and any Surety or Guarantor of this Lease will acknowledge that, notwithstanding such assignment or sublease and the consent of Lessor thereto, both Lessee and any Surety or Guarantor of this Lease will not be released or discharged from any liability whatsoever under this Lease and will continue liable thereon with the same force and effect as though no assignment or sublease had been made; and (f) Lessee shall pay to Lessor, Lessor's administrative costs, overhead and attorneys fees in connection with such assignment or subletting. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Demised Premises.

     2. If at any time during the term of this Lease, any part or all of its outstanding voting stock, if Lessee is a corporation, or any interest in the partnership, if Lessee is a partnership, shall be transferred by sale, assignment, bequest, inheritance, operation of law, or other disposition so as to result in a change in the present effective voting control of Lessee by the person or persons owning a majority of said outstanding voting stock or majority interest in the partnership, as the cause maybe on the date of this Lease, then such event shall constitute an assignment for the purpose of this Lease. In the event there is a Surety or Guarantor of this Lease, then if anytime during the term of this Lease (a) any part or all of such Surety or Guarantor's outstanding voting stock, if such Surety or Guarantor is a corporation, or any interest in the partnership, if such Surety or Guarantor is a partnership, shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition so as to result in a change in the present effective voting control of such Surety or Guarantor by the person or persons owning a majority of said outstanding stock or majority interest in the partnership, as the case maybe, on the date of this Lease, or (b) such Surety or Guarantor is dissolved, Lessee shall so notify Lessor. Such notice shall be effective in accordance with this Article XVIII, Paragraph 2 only if said notice shall include or state all of the following: (a) that said notice is given pursuant to Article XVIII, Paragraph 2 of this Lease; (b) the occurrences giving rise to such notice, stated with particularity as to the effective dates, parties involved or affected and the shares or interests affected; (c) in the event of a transfer of shares or a partner's interest, a recent financial statement (certified by an independent Certified Public Accountant) of the transferee or transferees, and (d) that Lessor shall have thirty (30) days from receipt of such notice to terminate this Lease as described in this Article XVIII, Paragraph 2. Lessor shall have the right, at its option, to terminate this Lease by notice to Lessee given within thirty (30) days after Lessor's receipt of such notice from Lessee. In the event Lessor receives other notice of such transfer or of the dissolution of such Surety or Guarantor, then Lessor shall have the right, at its option, within ninety (90) days after receipt of such other notice, to terminate this Lease or to declare an Event of Default under Article XX of this Lease. The foregoing provisions shall not apply to any corporation if, and so long as, all the outstanding voting stock is listed on a National Securities Exchange as defined in the Securities Exchange Act of 1934, as amended. For the purposes of this Paragraph 2, stock ownership shall be determined in accordance with the principles set forth in Section 544 of the Internal Revenue Code of 1954, as the same existed on August 16, 1954, and the term "voting stock" shall refer to the shares of stock regularly entitled to vote for the election of directors of the corporation.

                                   ARTICLE XIX

                                 EMINENT DOMAIN

     1. In the event the Demised Premises or any part thereof shall be permanently taken or condemned or transferred by agreement in lieu of condemnation for any public or quasi-public use or purpose by any competent authority, whether or not this Lease shall be terminated, the entire compensation award therefore, both leasehold and reversion, shall belong to Lessor without any deduction therefrom for any present or future estate of Lessee and Lessee hereby assigns to Lessor all its right, title and interest to any such award. Lessee shall execute all documents required to evidence such result. Lessee shall, however, be entitled to claim, prove and receive in such condemnation proceedings such award as may be allowed for trade fixtures and other equipment installed by it, but only if or to the extent such award shall be in addition to the award for the land and the building and other improvements (or portions thereof) containing the Demised Premises and only if or to the extent such award does not diminish any award to Lessor.

     2. If the entire Demised Premises shall be taken, condemned or transferred as aforesaid, then this Lease shall terminate and shall become null and void from the time possession thereof is required for public use, and from that date, the parties hereto shall be released from further obligation thereunder, but in the event a portion only of the Demised Premises itself shall be so taken, condemned or transferred, then Lessor may elect to terminate this Lease or, at its own expense, repair and restore the portion not affected by the taking, and thereafter the Minimum Rent to be paid by Lessee shall be equitably and proportionately adjusted.

     3. In the event a portion of the Shopping Center-shall be taken, condemned or transferred as aforesaid and as a result thereof Lessor, in its sole discretion, elects to discontinue the operation of the Shopping Center, Lessor may cancel this Lease by giving Lessee notice of its election and this Lease shall terminate and shall become null and void ninety (90) days after said notice and the provisions with respect to the awards shall be as set forth in Paragraph 1 of this Article.

                                   ARTICLE XX

                                DEFAULT BY LESSEE

     1 (a) In the event of any failure of Lessee to pay any rent or other sums when due hereunder, or if this Lease or any portion of Lessee's interest hereunder be assigned or the Demised Premises or any portion thereof be sublet, either voluntarily or by operation of law, except as herein provided, or if Lessee shall be in breach of its obligation included under Article VII, paragraph 1 of this Lease, or if Lessee shall be in breach of its obligations included under Article VIII, Paragraph 3 or if Lessee defaults in performing any of the other terms, conditions or covenants of this Lease to be observed or performed by Lessee for more than three (3) days after notice of such default has been given to Lessee, or if Lessee or an agent of Lessee shall falsify any report required to be furnished to Lessor pursuant to the terms of this Lease, or suffer this Lease to be taken under any writ of execution, then, and in any one or more of such events (herein "Event OF DEFAULT"), Lessor shall have the immediate right to reenter the Demised Premises, either by summary proceedings, by force or otherwise, and to dispossess Lessee and all other occupants therefrom and remove and dispose of all property therein or at Lessor's election, to store such property in a public warehouse or elsewhere at the cost of, and for the account of Lessee, all without service of any notice of intention to reenter and with or without resort to legal process (which Lessee hereby expressly waives) and without Lessor being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Upon the occurrence of any such Event of Default, Lessor shall also have the right, at its option, in addition to and not in limitation of any other right or remedy, to terminate this Lease by giving Lessee three (3) days notice of cancellation and upon the expiration of said three (3) days, this Lease and the term hereof shall end and expire as fully and completely as if the date of expiration of such three (3) day period were the date herein definitely fixed for the end and expiration of this Lease and the term hereof and thereupon, unless Lessor shall have theretofore elected to reenter the Demised Premises, Lessor shall have the immediate right of reentry, in the manner aforesaid, and Lessee and all other occupants shall quit and surrender the Demised Premises to Lessor, but Lessee shall remain liable as hereinafter provided; provided, however, that if Lessee shall default (i) in the timely payment of any Minimum Rent or any item of additional rent payable hereunder or in the timely reporting of Adjusted Gross Sales as required by Article III hereof and any such default shall continue or be repeated for two (2) consecutive months, or for a total of four (4) months in any period of twelve (12) months, or (ii) in the performance of any other covenants of this Lease more than six (6) times, in the aggregate, in any period of twelve (12) months then, notwithstanding that such defaults shall have been cured within the period after notice as above provided, any further similar default shall be deemed to be deliberate and Lessor thereafter may serve said three (3) day notice of cancellation without affording to Lessee an opportunity to cure such further default.

       (b) If by reason of the occurrence of any such Event of Default, the term of this Lease shall end before the date therefore originally fixed herein, or Lessor shall reenter the Demised Premises, or Lessee shall be ejected, dispossessed, or removed therefrom by summary proceedings or in any other manner, Lessor at any time thereafter may relet the Demised Premises, or any part or parts thereof, either in the name of Lessor or as agent for Lessee, for a term or terms which, at Lessor's option, may be less than or exceed the period of the remainder of the Term hereof or which otherwise would have constituted the balance of the Term and grant concessions or free rent. Lessor shall receive the rents from such reletting and shall apply the same, first, to the payment of any indebtedness other than Minimum Rent or any item of additional rent due hereunder from Lesee to Lessor: second, to the payment of such expenses as Lessor may have incurred, in redecorating, subdividing, or otherwise preparing the Demised Premises for reletting, including brokerage and attorney fees: and the residue if any, Lessor shall apply to the fullfillment of the terms, conditions and covenants of Lessee hereunder and Lessee hereby waives all claims to the surplus, if any. Lessee shall be liable for and shall pay Lessor any deficiency between the Minimum Rent and all items of additional rent reserved herein and the net avails as aforesaid, of reletting, if any, for each month of the period which otherwise would have constituted the balance of the Term. Lessee shall pay such deficiency on an accelerated basis as provided under subsection (d) below or, at Lessor's sole option, in monthly installments on the rent days specified in this Lease, and any suit or proceeding brought to collect the deficiency for any month, either during the Term or after any termination thereof, shall not prejudice or preclude in any way the rights of Lessor to collect the deficiency for any subsequent month by a similar suit or proceeding. Lessor shall in no event be liable in any way whatsoever for the failure to relet the Demised Premises or, in the event of such reletting, for failure to collect the rents reserved thereunder. Lessor is hereby authorized and empowered to make such repairs, alterations, decorations, subdivisions or other preparations for the reletting of the Demised Premises as Lessor shall deem fit, advisable and necessary, without in any way releasing Lessee from any liability hereunder, as aforesaid. Lessor shall have a valid and subsisting lien for the payment of all rentals, charges and other sums to be paid by Lessee and reserved hereunder (including all costs and expenses incurred by Lessor in recovering possession of the Demised Premises and the reletting thereof as provided under this Article XX, Paragraph 1 which shall be deemed to be additional rent) upon Lessee's goods, wares, equipment, signs, fixtures, furniture and other personal property situated in the Demised Premises, and such property shall not be removed therefrom without the consent of Lessor until the arrearages in Minimum Rent and all items of additional rent then due to Lessor hereunder shall have first been paid and discharged. Upon the occurrence of an Event of Default by Lessee, Lessor may, in addition to any other remedies provided herein or by law, enter upon the Demised Premises and take possession of any and all goods, wares, equipment, signs, fixtures, furniture and other personal property of Lessee situated in the Demised Premises without liability for trespass or conversion, and sell the same with or without notice at public or private sale, with or without having such property at the sale, at which Lessor or its assigns may purchase, and apply the proceeds thereof less any and all expenses connected with the taking of possession and the sale of the property, as a credit against any sums due from Lessee to Lessor. Any surplus shall be paid to Lessee, and Lessee shall pay any deficiency forthwith, after demand. Lessor, at its option may foreclose said lien in the manner provided by law. The lien, herein granted to Lessor shall be in addition to any Lessor's lien that may now or at any time hereafter be provided by law.

       (c) No such reentry or taking possession of the Demised Premises by Lessor shall be construed as an election on its part to terminate this Lease unless notice of such intention be given to Lessee or unless the termination thereof shall result as a matter of law or be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach.

       (d) In the event this Lease is terminated pursuant to the provisions of this Article XX, Paragraph 1, or terminates pursuant to the provisions of
Article XX, Paragraph 1, or terminates pursuant to the provisions of Article XX, Paragraph 2 hereof, Lessor may recover from Lessee all damages it may sustain reason of Lessee's default, including the cost of recovering the Demised Premises and attorney's fees, and, upon so electing and in lieu of the damages that may be recoverable under subsection (b) above, Lessor shall be entitled to recover from Lessee, as and for Lessor's damages, an amount equal to the difference between the Minimum Rent plus all items of additional rents reserved hereunder for the period which otherwise would have constituted the balance of term of this lease and the then present rental value of the Demises Premises for such period, both discounted in accordance with accepted financial practice to the then present worth, at the average rate established and announced for United State Treasury Bills, with a maturity of thirteen (13), weeks at the four (4) weekly auctions held immediately prior to the date of such termination [the four
(4) week average bill rate], all of which shall immediately be due and payable to Lessee to Lessor. In determining the rental value of the Demised Premises, the rental realized by any reletting, if such reletting be accomplished by Lessor within a reasonable time after the termination of this Lease, shall be deemed prima facie to be the rental value, but if Lessor shall not undertake to relet or having undertaken to relet, has not accomplished reletting, then it will be conclusively presumed that the Minimum Rent and all items of additional rent reserved under this Lease represent the rental value of the Demised Premises for the purposes hereof (in which event Lessor may recover from Lessee, the full total of all Minimum Rent and all items of additional rent due hereunder, discounted to present value as hereinbefore provided). Lessor shall be obliged, however, to account to Lessee for the Minimum Rent and additional rents received from persons using or occupying the Demised Premises during the period representing that which would have constituted the balance of the term of this Lease, but only at the end of said period, and only if Lessee shall have paid to Lessor its damages as provided herein, and only to the extent of sums recovered from Lessee as Lessor's damage, Lessee waiving any claim to any surplus. Nothing herein contained, however, shall limit or prejudice the right of Lessor to prove and obtain as damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amounts referred to in subsection (b) or in this subsection (d) of this Article XX.

       (e) The parties hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matter whatsoever arising out of, or in any way connected with, this Lease, the relationship of Lessor and Lessee created hereby, Lessee's use or occupancy of the Demised Premises, and/or any claim for injury or damage. In the event Lessor commences any action or proceeding for nonpayment of Minimum Rent or any items of additional rent due hereunder, Lessee shall not interpose any counterclaim of any nature or description in any such action or proceeding. The foregoing, however, shall not be construed as a waiver of Lessee's right to assert such claim in a separate action or proceeding instituted by Lessee.

       (f) Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws, in the event Lessee shall be evicted or dispossessed from the Demised Premises for any cause, or Lessor reenters the Demised Premises following the occurrence of any Event of Default hereunder, or its Lease is terminated before the expiration date thereof originally fixed herein.

       (g)- No waiver of any covenant or condition or of the breach of any covenant or condition of this Lease shall be taken to constitute a waiver of any subsequent breach of such covenant or condition nor to justify or authorize the nonobservance on any other occasion of the same or of any other covenant or condition hereof, nor shall the acceptance of Minimum Rent or any item of additional rent by Lessor at any time when Lessee is in default under any covenant or condition hereof, be construed as a waiver of such default or of Lessor's right to terminate this Lease on account of such default, nor shall any waiver or indulgence granted by Lessor to Lessee be taken as an estoppel against Lessor, it being expressly understood that if at any time Lessee shall be in default in any of its covenants or conditions hereunder, an acceptance by Lessor of Minimum Rent or any item of additional rent during the continuance of such default or the failure on the part of Lessor promptly to avail itself of such other rights or remedies as Lessor may have, shall not be construed as a waiver of such default, but Lessor may at any time thereafter, if such default continues, terminate this Lease on account of such default in the manner herein provided. No covenant, condition or term of this Lease shall be deemed to have been waived by Lessor, unless such be waiver in writing by Lessor.

       (h) In the event of any breach or threatened breach by Lessee of any of the terms and provisions of this Lease, Lessor shall have the right to injunctive relief as if no other remedies were provided herein for such breach.

       (i) The rights and remedies herein reserved by, or granted to, Lessor are distinct, separate and cumulative, and the exercise of any one of them shall not be deemed to preclude, waive or prejudice Lessor's right to exercise any or all others.

       (j) Lessee hereby expressly waives any right to assert a defense based on merger and agrees that neither the commencement of any action or proceeding, nor the settlement thereof, nor the entry of judgment therein, shall bar Lessor from bringing any subsequent actions or proceedings from time to time.

       (k) If an Event of Default shall occur hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease, whether by a renewal option herein contained or by a separate agreement, Lessor may cancel such option or agreement for renewal or extension of this Lease, upon two (2) days notice to Lessee.

       (l) Wherever in this Lease Lessor has reserved or is granted the right of "reentry" into the Demised Premises, the use of such word is not intended, nor shall it be construed, to be limited to its technical legal meaning.

       (m) In the event that Lessor should bring suit for the possession of the Demised Premises, for the recovery of any sum due under this Lease, or because of the breach of any covenant of this Lease, or for any other relief against Lessee, declaratory or otherwise, or should Lessee bring any suit for any relief against Lessor, declaratory or otherwise, arising out of this Lease, and should Lessor prevail in any such suit, or should such suit be settled in favor of Lessor, Lessee shall pay Lessor all costs, expenses and reasonable attorney's fees, including appellate fees, that Lessor may have incurred in connection therewith, which shall be deemed to have accrued on the commencement of such suit and shall be enforceable whether or not such suit is prosecuted to judgment.

       (n) Lessee waives and releases any claim arising out of or related to the payment of Percentage Rent by any successor tenant in the Demised Premises, to whom Lessor may relet the Demised Premises, but nothing contained herein shall obligate Lessor to relet in the event Lessee shall default -hereunder.

       (o) Any action, suit or proceeding relating to, arising out of or in connection with the terms, conditions and covenants of this Lease may be brought by Lessor against Lessee in the County or Circuit Court of the 11th Judicial Circuit in and for Miami-Dade County, Florida. Lessee hereby waives any objection to jurisdiction or venue in any proceeding before said Court.

     2. If at any time after the execution of this Lease, Lessee or any Surety or Guarantor of this Lease shall commence, in any court pursuant to any statute either of the United States or of any state, an insolvency or bankruptcy proceeding (including, without limitation, a proceeding for liquidation, reorganization or for adjustment of debts of any individual with regular income), or if such a proceeding is commenced against Lessee or any Surety or Guarantor of this Lease and either an order for relief is entered against such party or such party fails to secure a discharge of the proceeding with thirty
(30) days of the filing thereof, or if Lessee or any Surety or Guarantor of this Lease becomes insolvent or is unable or admits in writing its inability to pay its debts as they become due, or makes an assignment for the benefit of creditors or petitions for or enters into an arrangement with its creditors or a custodian or receiver is appointed or takes possession of Lessee's or any such Surety's or Guarantor's property, whether or not a judicial proceeding is instituted in connection with such arrangement or in connection with the appointment of such custodian or receiver (each of the foregoing events are hereinafter referred to as an ("ACT OF BANKRUPTCY"), then Lessor, besides other rights or remedies it may have, shall have the immediate right to terminate this Lease or reenter without terminating this Lease and to dispose Lessee and all other occupants therefrom and remove and dispose of all property therein or, at Lessor's election, to store such property in a public warehouse at the cost of, and for the account of, Lessee all without service of any notice of intention to reenter and with or without resort to legal process (which Lessee hereby expressly waives) and without being deemed guilty or trespass or becoming liable for any loss or damage which may be occasioned thereby, and Lessor may retain as partial damages, and not as a penalty, any prepaid rents and any Security Deposits and Lessor shall also be entitled to exercise such rights and remedies to recover from Lessee as damages such amounts as are specified in Article XX, Paragraph 1 hereof, unless any statute or rule of law governing the proceedings in which such damages are to be proved shall lawfully limit the amount of such claims capable of being so proved, in which case Lessor shall be entitled to recover, as and for liquidated damages, the maximum amount which may be allowed under any such statute or rule of law. Lessee acknowledges that the continued operation of business in the Demised Premises in the manner and upon the terms set forth in this Lease are of a special importance to the commercial viability of the Shopping Center. Therefore, in the event this Lease is not cancelled and terminated as set forth in this Paragraph 2, then Lessee, and the trustee in bankruptcy or other representative of Lessee, or, in the event of an assignment, Lessee's assignee shall, prior to the assumption of this Lease by such representative or trustee or assignee, comply with all of the provisions of Article XVIII hereof and, in addition, provide adequate assurance to Lessor.- (a) of the source of rent and other consideration payable under this Lease; (b) that any Percentage Rate payable under this Lease shall not decline substantially after the date of such assumption or assignment, as the case may be; (c) that assumption or assignment of this Lease will not breach substantially any provision in any other lease, financing agreement, or master agreement relating to the Shopping Center; (d) of the continued use of the Demised Premises in accordance with the Permitted Use only, Lessee hereby acknowledging that only in the operating of such business for the Permitted Use may Lessor be adequately assured that assumption or assignment of this Lease will not disrupt substantially the tenant mix or balance in the Shopping Center; (e) that the quality of goods to be sold in the Demised Premises will not decline; (f) that the operation of the business in the Demised Premises shall continue to be of the high standard compatible with Lessor's other tenants in the Shopping Center; (g) that Lessee's suppliers of merchandise or goods for sale in the Demised Premises are willing to continue to furnish such merchandise and goods as are of the same quality and caliber as theretofore sold in the Demised Premises; (h) of the source of funds necessary to pay for Lessee's merchandise and goods to be sold in the Demised Premises, all on a current basis; (i) of the continuous operation of business in the Demised Premises in strict accordance with the requirements of Article VII, Paragraph 1, subsection (d) hereof; 0) that the design and furnishings of the Demised Premises shall continue to be acceptable to Lessor in accordance with the terms hereof; and (k) of such other matters as Lessor may reasonably require at the time of such assumption or assignment. The furnishing of assurances in accordance with the foregoing, or as may be directed by a court of competent jurisdiction, shall not be deemed to waive any of the covenants or obligations of Lessee set forth in this Lease. In the event that any person assuming this Lease, or taking the same by assignment, shall desire to make alterations to the Demised Premises, Lessor may further require adequate assurance, by lien and completion bond, cash deposit or such other means as Lessor may approve, of the source of payment for the estimated cost of any work to be performed in connection therewith, and that Lessor may require the delivery prior to the commencement thereof of waivers of lien from all contractors or subcontractors engaged to perform such alterations. Notwithstanding the foregoing, such alterations shall be subject in all respects to the rights and obligations of Lessor or Lessee relating to such alterations, including, without limitation, those set forth in Article IX hereof.

                                   ARTICLE XXI

                                DEFAULT BY LESSOR

     1. Lessor shall in no event be charged with default in the performance of any of its obligations hereunder unless and until Lessor shall have failed to perform such obligations within thirty (30) days (or within such additional time as is reasonably required to correct any such default) after notice to Lessor by Lessee properly specifying wherein Lessor has failed to perform any such obligations.

     2. If the holder of record of any mortgage(s) covering the Shopping Center shall have given prior notice to Lessee that it is the holder thereof and such notice includes the address at which notices to such mortgagee(s) are to be sent, then Lessee shall give to said holder simultaneously within any notice given to Lessor to correct any default of Lessor as hereinabove provided. The holder of record of such mortgage(s) shall have the right, but not the obligation, within thirty (30) days after receipt of said notice, to correct or remedy such default before Lessee may take any action under this Lease by reason of such default. Any notice of default given Lessor shall be null and void unless simultaneous notice has been given to said mortgagee(s).

                                  ARTICLE XXII

               ESTOPPEL CERTIFICATE, ATTORNMENT AND SUBORDINATION

     1. Within ten (10) days after the request by Lessor, Lessee shall deliver to Lessor a written and acknowledged statement in favor of Lessor or any prospective purchaser or mortgagee of the Shopping Center or any other part thereof certifying (a) that Lessee is the tenant under this Lease; (b) that Lessor has completed construction of the Demised Premises (or if Lessor has not completed construction of the Demised Premises, then stating the construction items to be completed by Lessor); (c) that all contributions, if any, required by Lessor for improvements to the Demised Premises have been paid in full to Lessee (or if such contributions, if any, have not been paid in full to Lessee, then stating the amount of contribution remaining to be paid to Lessee); (d) that Lessee has accepted possession of and now occupies the Demised Premises;
(e) the Commencement Date and the date on which the Term of this Lease expires;
(f) that no default exists under this Lease (or if defaults exist, then specifically stating such defaults); (g) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); (h) that Lessee's interest under this Lease has not been assigned or encumbered, and the Demised Premises have not been sublet (or if there have been assignments or encumbrances or the Demised Premises have been sublet, then stating such assignments, encumbrances or subleases and providing copies of all documents relevant thereto)- (i) the amount of Minimum Rent and all items of additional rent payable under this Lease and the dates to which the Minimum Rent and all items of additional rent payable under this Lease have been paid; j) that Lessee is not entitled to any credit, offset or deduction against any Minimum Rent and any item of additional rent due under this Lease (or if Lessee is entitled to a credit, offset or deduction, then stating the amount of such credit, offset or deduction); (k) that Lessee does not have any options or rights to renew or cancel this Lease (or if Lessee shall have options or rights to renew or cancel this Lease, then stating such options or rights); (1) that there are no actions, whether voluntary or otherwise, pending against Lessee under the bankruptcy or insolvency laws of the United States or any state thereof (or if there are actions pending against Lessee under bankruptcy or insolvency laws of the United State or any state thereof, then stating such actions); and (m) such other matters or information as Lessor may reasonably require, it being intended that any such statement delivered pursuant to this Article may be relied upon by Lessor or any prospective purchaser or mortgagee of Lessor's Parcel or any part thereof.

     2. Upon request of Lessor, Lessee shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Lessor covering the Demised Premises, attorney to the purchaser upon any such foreclosure or sale and recognize such purchaser as Lessor under this Lease.

     3. Upon request of Lessor, Lessee shall, in writing, subordinate its rights hereunder to any ground leases or to the lien of any mortgage or mortgages, or the lien resulting from any other method or financing or refinancing, now or hereafter in force against the Shopping Center, or any portion thereof of which the Demised Premises are a part, or against any building hereafter placed upon the Shopping Center by which the Demised Premises are a part, and to all advances made or hereinafter to be made upon the security thereof.

     4. Lessee, upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of Paragraphs 1, 2 and 3 above. Lessee hereby irrevocably appoints Lessor as attorney-in-fact for Lessee with full power and authority to execute and deliver in the name of Lessee any such instruments or certificates.

     5. This Lease shall not be recorded without the prior consent of Lessor and if Lessee records this Lease without Lessor's consent, then Lessee shall be deemed in default of this Lease. Upon the request of Lessor, Lessee shall execute a short form of this Lease which may be recorded in Lessor's sole discretion.

                                  ARTICLE XXIII

                                  HOLDING OVER

     If Lessee or any party claiming under Lessee shall remain in possession of all or any part of the Demised Premises after the expiration of the term of this Lease, no tenancy or interest in the Demised Premises shall result therefrom but such holding over shall be an unlawful detainer and all such parties shall be subject to immediate eviction and removal, and Lessee shall pay upon demand to Lessor during any period which Lessee shall hold the Demised Premises after the term has expired, as rent for said period, a sum equal to all Percentage Rent and all items of additional rent provided for in this Lease plus an amount computed at the rate of double the Minimum Rent for such period.

                                  ARTICLE XXIV

                                 QUIET ENJOYMENT

     Lessor agrees that if Lessee pays the Minimum Rent, Percentage Rent and all items of additional rent herein provided and shall perform all of the covenants and agreements herein stipulated to be performed on Lessee's part, Lessee shall, at all times during said term, have the peaceable and quiet enjoyment and possession of the Demised Premises without any manner of hindrance from Lessor or any persons lawfully claiming through Lessor, except as to such portion of the Demised Premises as shall be taken under the power of eminent domain.

                                   ARTICLE XXV

                     SECURITY AGREEMENT AND SECURITY DEPOSIT

     1. For valuable consideration and as security for the payment of Minimum Rent and all items of additional rent becoming due hereunder, Lessee hereby grants to Lessor a first security interest and lien in the following described collateral.- (a) all inventory in the Demised Premises at any time during the term of this Lease; (b) all equipment and other personalty placed in the Demised Premises at any time during the term of this Lease; and (c) all of the proceeds of said inventory, equipment and personalty. Upon the request of Lessor, Lessee shall promptly execute and deliver to Lessor such Uniform Commercial Code financing statements as may be required to further perfect such security interest.

     2. Upon the happening of any of the following events or conditions, namely:
(a) default in the payment of Minimum Rent or any item of additional rent or performance of any of the obligations or of any covenant or liability referred to under this Lease and/or (b) making of any levy, seizure or attachment of the collateral: and/or (c) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws against Lessee or any Surety or

Guarantor of this Lease: thereupon, or any time thereafter (such default not having previously been cured), Lessor shall then have all the remedies of a secured party under the laws of the State in which the Demised Premises are located, including, without limitation, thereto, the right to take possession of the collateral and for that purpose Lessor may enter upon the Demised Premises to protect the collateral and to realize upon by sale at retail or in bulk, and/or at Lessor's option, remove the same therefrom for the purposes aforesaid. Lessor shall give Lessee at least ten (10) days prior notice of any public sale thereof or of the date after which any private sale or any other intended disposition is to be made, and at any such sale Lessor may purchase the collateral.

     3. The aforesaid security agreement and the first security interest on the collateral shall be terminated and released when all of the Minimum Rent and all items of additional rent becoming due during the term of this Lease have been paid in full and Lessee has delivered the Demised Premises to Lessor in accordance with this Lease.

     4. Lessee shall deliver to Lessor the total sum of Fifteen Thousand One Hundred Eighty-Seven 50/100 ($15,187.50) Dollars upon execution of this Lease hereinafter referred to as "SECURITY DEPOSIT", to be held by Lessor as security for the full and faithful performance by Lessee of each and every term, condition and covenant of this Lease on the part of Lessee to be observed and performed, it being expressly understood that such Security Deposit is not an advance payment of rental or a measure of Lessor's damages in the case of default by Lessee. Lessor will not be required to account for the use of such Security Deposit, to keep such Security Deposit sequestered or to pay interest on such Security Deposit. Such Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Lessee without the consent of Lessor and any such act on the part of Lessee shall be without force and effect and shall not be binding upon Lessor. If any of the Minimum Rent or any item of additional rent payable by Lessee to Lessor shall be overdue and unpaid or should Lessor make p6yments on behalf of Lessee, or should Lessee fail to perform any of the terms of this Lease, then Lessor may, at its option, and without prejudice to any other remedy which Lessor may have on account thereof, appropriate and apply said entire Security Deposit or so much thereof as may be necessary to compensate Lessor toward the payment of Minimum Rent or any item of additional rent due from Lessee or towards any loss, damage or expense sustained by Lessor resulting from such default on the part of Lessee; and in such event Lessee shall forthwith upon demand restore said Security Deposit to the original sum deposited. In the event Lessee shall fully and faithfully comply with all of the terms, covenants and conditions of this Lease and promptly pay all of the Minimum Rent and all items of additional rent as they fall due to Lessor, any remaining balance of such Security Deposit shall be returned by Lessor to Lessee following the date of the expiration or termination of this Lease and the surrender of the Demised Premises by Lessee in compliance with the provisions of this Lease. In the event any bankruptcy, insolvency, reorganization or other creditor debtor proceedings shall be instituted by or against Lessee, or its successors or assigns, or any Surety or Guarantor of this Lease, such Security Deposit shall be deemed to be applied first to the payment of any Minimum Rent and any item of additional rent due Lessor for all periods prior to the institution of such proceedings and the balance, if any, of such Security Deposit may be retained by Lessor in partial liquidation of Lessor's damages. Lessor may deliver the Security Deposit by Lessee hereunder to the purchaser of Lessor's interest in the Demised Premises in the event that such interest be sold or transferred and, thereupon, Lessor shall be discharged and released from all further liability with respect to such Security Deposit or the return thereof to Lessee, and Lessee shall look solely to the new lessor for the return of said Security Deposit, and this provision shall also apply to any subsequent transferees. No holder of a mortgage or deed or trust or lessor under a ground or underlying a lease to which this Lease is or may be subordinate shall be responsible in connection with the Security Deposit hereunder, unless such mortgagee or holder of such deed or trust or lessor or shall have actually received the Security Deposit hereunder.

                                  ARTICLE XXVI

                                  REIMBURSEMENT

     All terms, covenants and conditions herein contained, to be performed by Lessee, shall be performed at its sole cost and expense and if Lessor shall pay any sum of money or do any act which requires the payment of money, by reason of the failure, neglect or refusal of Lessee to perform such term, covenant or condition, the sum of money so paid by Lessor shall be deemed additional rent and shall be payable by Lessee to Lessor with the next succeeding installment of rent together, with interest thereon from the respective dates of Lessors making of the payment at the lesser of (a) the interest rate announced publicly by Citibank N.A. in New York, New York, from time to time as its prime rate plus two percent (2%) or (b) the maximum rate permitted by law. All sums payable by Lessee to Lessor under this Lease shall be paid in legal tender of the United States of America without any prior demand or notice therefore and without any deduction or setoff whatsoever and shall be payable at the place designated for the delivery of notices to Lessor at the time of payment unless otherwise designated by Lessor.

                                  ARTICLE XXVII

                    CHANGES AND ADDITIONS TO SHOPPING CENTER

     1. Lessor shall have the exclusive right to use all or any part of the roof over the Demised Premises and exterior walls (excluding the storefront) of the Demised Premises for any purpose; to erect in connection with the construction thereof, temporary scaffolds and other aids to construction on the exterior of the Demised Premises, provided that access to the Demised Premises shall not be denied; and to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through the Demised Premises and serving other parts of the Shopping Center in locations which will not materially interfere with Lessee's use thereof. In addition to the foregoing, Lessor may make any use it desires of the side and rear walls of the Demised Premises, provided that there shall be no encroachment upon the interior of the Demised Premises. Lessor hereby reserves the right at any time to make alterations or additions to, and to build additional stories on, the building in which the Demised Premises are contained and to build adjoining the same. Lessor also reserves the right to construct other buildings or improvements in the Shopping Center from time to time and to make alterations thereof or additions thereto and to build additional stories on such building or buildings and to construct deck or elevated parking facilities in the Shopping Center and to change the methods of ingress to and egress from the Shopping Center and to incorporate additional land into Lessor's Parcel and build thereon.

                                 ARTICLE XXVIII

                               TITLES OF ARTICLES

     The titles of the articles throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this instrument.

                                  ARTICLE XXIX

                                     NOTICES

     Any notice, request, demand, approval, consent or other communication which Lessor or Lessee maybe required or permitted to give to the other party shall be in writing and either personally delivered or forwarded by postage prepaid, certified mail, return receipt requested, addressed-

     To the Lessor at: 3789 N.E. 163rd Street
                              North Miami Beach, Florida 33160

     To the Lessee at.- 3957 N.E. 163rd Street
                              North Miami Beach, Florida 33160

or to the Demised Premises if such communication is to Lessee, or to such other address as either party shall have designated by notice to the other.

                                   ARTICLE XXX

                               DEFINITION OF TERMS

         1. "LEASE YEAR" shall mean each twelve (12) month period beginning with the Commencement Date of this Lease, and each anniversary thereof. "PARTIAL LEASE YEAR" shall mean any period prior to the first Lease Year or any period subsequent to the last Lease Year. Lessor, at Lessor's option may select from time to time any other fiscal twelve-month period and such period shall thereafter be the Lease Year.

         2. "GROSS LEASABLE AREA" shall mean the actual number of square feet of floor space of all floors, basements and mezzanines of the Demised Premises without deduction or exclusion for any space occupied or used by columns, stairs or other interior construction or equipment within the exterior faces of exterior walls, except party walls (walls shared by separate tenants), in which case the center of the wall in question shall be used instead of the exterior face thereof.

         3. "SHOPPING CENTER' shall mean, as the same shall be changed from time to time, the land and buildings and other improvements from time to time constituting integrated retail shops or other businesses which Lessor and others have constructed or intend to construct or cause to be constructed on Lessor's Parcel.

         4. "LESSOR'S Parcel" shall mean that portion (or portions) of the land in the Shopping Center and the buildings and other improvements thereon which at any time in question Lessor owns or which Lessor leases as tenant under a sale leaseback or under a ground lease or sublease or which Lessor maintains pursuant to Easement and Operating Agreements affecting the Shopping Center, it being understood that Lessor may not own or control portions of the Shopping Center. Any portion of Lessor's Parcel that may be permanently taken or condemned or transferred by agreement in lieu of condemnation for any public or quasi public use or purpose by any competent authority, upon such taking, condemnation or transfer shall be excluded from Lessor's Parcel.

         5. COMMON Areas" shall mean all areas, facilities and improvements provided from time to time for the general common use or benefit of the tenants, and other occupants, their officers, agents, employees, invitees and customers, including, without limitation, the mail, all parking areas, roadways, pedestrian sidewalks, truckways, access roads, driveways, ramps, loading docks, delivery areas, courts, arcades, service corridors, malls, concourses, landscaped and vacant areas, elevators and escalators and stairs not contained in lease areas, retaining walls, package pick-up stations, drinking fountains, public restrooms and comfort stations, lounges, first aid station, directory equipment, information facilities, public meeting rooms, auditorium, maintenance rooms, mall office rooms, lighting facilities, bus stops, taxi stands, storm and sanitary sew systems, utility lines, and water filtration and treatment facilities, including but not limited to disposal plants and lift stations and retention ponds or basins, whether located within or outside of the Shopping Center.

         6. "PERSON" shall include "corporation, firm or association as used in this indenture of Lease and when required by the context, each number (singular or plural) shall include all numbers, and each gender shall include all genders; and, unless the context otherwise requires.

         7. "Lessor", so far as covenants or obligations on the part of Lessor are concerned, shall be limited to mean and include only the owner (or lessee of the ground or underlying lease of which this Lease is a sublease) for the time being of Lessor's Parcel. If Lessor's Parcel, or the ground or underlying lease, be sold or transferred, the seller (or assignor of the ground or underlying lease of which this Lease is a sublease) shall be automatically and entirely released of all covenants and obligations under this Lease from and after the date of such conveyance or transfer, provided the purchaser on such sale (or the sublessee or assignee of the ground or underlying lease as aforesaid) has assumed and agreed to carry out all covenants and obligations of Lessor hereunder, it being intended hereby that the covenants and obligations contained in this Lease to be performed on the part of Lessor shall be binding upon Lessor, its successors and assigns, only during their respective successive period of ownership. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed by Lessor and Lessee that there shall be absolutely no personal liability on the part of Lessor, or its successor, or any partners or corporate shareholders of Lessor, or its successors, with respect to any of the terms, conditions and covenants of this Lease, and that Lessee shall look solely to the interest of Lessor in Lessor's Parcel for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any terms, conditions and covenants of this Lease to be observed or performed by Lessor.

         8. "Lessee", shall mean each, either and both of the above-named Lessees. Said Lessees shall be jointly and severally liable for all of the covenants and obligations of the Lessee under this Lease. Lessor shall be entitled to rely on notice from either Lessee to bind both Lessees. A default of the terms of this Lease by either Lessee shall constitute a default by both Lessees. When giving notice to Lessee, a single written notice delivered by Lessor to the Lessee's address set forth in Article XXIX shall satisfy Lessor's notice obligation.

                                  ARTICLE XXXI

                       INVALIDITY OF PARTICULAR PROVISIONS

     If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law; provided, however, in the event Lessee's obligation to pay Percentage Rent or Lessee's obligation to continuously operate its business in the Demised Premises is deemed invalid or unenforceable, then Lessor may terminate this Lease by giving Lessee notice of its election and this Lease shall terminate and become null and void thirty (30) days after said notice.

                                  ARTICLE XXXII

                               PROVISIONS BINDING

     Accept as herein otherwise expressly provided, the terms and provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of Lessor and Lessee. Each term and each provision of this Lease to be performed by Lessee shall be construed to be both an independent covenant and a condition. The reference contained to successors and assigns of Lessee is not intended to constitute a consent to assignment by Lessee, but has reference only to those instances in which Lessor may have given consent to a particular assignment.

                                 ARTICLE XXXIII

                             RELATIONSHIP OF PARTIES

     Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Lessor and Lessee, it being expressly understood and agreed that neither the computation of rent nor any other provisions contained in this Lease nor any act or acts of the parties hereto shall be deemed to create any relationship between Lessor and Lessee other than the relationship of landlord and tenant.

                                  ARTICLE XXXIV

                                    BROKERAGE

     Lessee covenants, warrants and represents to Lessor that there was no broker instrumental in consummating this Lease and that no conversation or prior negotiations were had by Lessee with any broker concerning the renting of the Demised Premises. Lessee shall protect, indemnify, save and hold harmless Lessor against and from all liabilities, claims, losses, costs, damages and expenses, including attorney's fees, arising out of, resulting from or in connection with a breach of the foregoing covenant, warranty and representation.

                                  ARTICLE XXXV

                             WARRANTY AND AUTHORITY

     Lessee hereby represents and warrants that (a) there are no proceedings pending or so far as Lessee knows threatened before any court or administrative agency that would materially adversely affect the financial condition of Lessee or the ability of Lessee to enter into this Lease or the validity or enforceability of this Lease; (b) there is no provision of any existing mortgage, indenture, contract or agreement binding on Lessee which would conflict with or in any way prevent the execution, delivery or performance of the terms of this Lease; (c) the financial statements of Lessee provided to Lessor in connection with this Lease are complete and correct and fairly present the financial condition of Lessee as of the date and for the period referred to therein and have been prepared in accordance with generally accepted accounting principles; and (d) there has been no material adverse change in the financial condition of Lessee since the date of such financial statement and to the knowledge of Lessee, no such material adverse changes are pending or threatened. Lessee acknowledges that Lessor is executing this Lease in reliance upon the foregoing representation and warranty and that such representation and warranty is a material element of the consideration inducing Lessor to enter into , and execute this Lease. If this Lease is executed by more than one party (whether any such party is an individual or a corporation, partnership, limited partnership, joint venture, sole proprietorship or any other firm, person or entity), the parties executing this Lease shall be jointly and severally liable hereunder. If Lessee is a corporation, then the officers of Lessee executing this Lease on behalf of Lessee represent and warrant that this Lease has been authorized and approved by the Board of Directors of Lessee at a duly held meeting of the Board of Directors of Lessee (or pursuant to a valid unanimous vote of the Board of Directors of Lessee) and copies of applicable resolutions of such Board of Directors approving this Lease are annexed hereto.

                                  ARTICLE XXXVI

                              RELOCATION OF TENANT

                              INTENTIONALLY DELETED

                                 ARTICLE XXXVII

                                  MISCELLANEOUS

     1. This writing contains the entire agreement, all of the covenants, stipulations and provisions agreed upon by the parties hereto and no agent, representative, salesman or officer of either party to this lease has authority to alter or change the terms and conditions hereof and neither party is or shall be bound by any statement or representation either oral or written not in conformity herewith. It is understood and agreed that the leased property described in this lease has been inspected by the Lessee or the Lessee's duly authorized agent, that the same is and has been leased by the Lessee as a result of the inspection and not upon any representations made by the Lessor or its officers, agents, salesmen, representatives, or any Leasing Agents, and that the Lessee hereby expressly waives any and all claims for damages or for cancellation of this lease because of any representation made by any leasing agent or person whatsoever other than as contained in this Lease, and the Lessor will not be responsible for or liable on account of any inducements, promises, representations, or agreement not set forth in this lease.

     2. No modification of this Lease shall be binding unless such modification shall be in writing and signed by the parties hereto. Lessee hereby further recognizes and agrees that the submission of this Lease for examination by Lessee does not constitute an offer or an option to Lease the Demised Premises, nor is it intended as a reservation of the Demised Premises for the benefit of Lessee, nor shall this Lease have any force or validity until and unless a copy of it is returned to Lessee duly executed by Lessor.

     3. Whenever a period of time is herein prescribed for action to be taken by Lessor, Lessor shall not be liable or responsible for and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Lessor.

     4. The laws of the State of Florida shall govern the interpretation, validity, performance, and enforcement of this Lease. If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.

     5. The terms, provisions and covenants contained in this Lease shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest and legal representatives except as otherwise herein expressly provided.

     6. The parties intend whenever Lessor's consent or approval is expressly or impliedly required by any provision of this Lease, the consent or approval may be granted or withheld arbitrarily in Lessor's sole discretion unless otherwise specifically stated in such provision.

     7. To the extent permitted by law and applicable policies of insurance, each party hereto hereby waives any right it may have to a jury trail in the event of litigation between Lessee and Lessor pertaining to this Lease.

     8. (a) This is a Lease of real property in a shopping center within the meaning of Section 365(b)(3) of the Bankruptcy Code, 11 U.S. C. Section 365(b)(3).

        (b) If Lessee proposes to assign this Lease pursuant to the provisions of the Bankruptcy Code, 11 U.S. C. Section 101, ET SEQ., (the "BANKRUPTCY CODE") to any person or entity who shall have made a BONA FIDE offer to accept an assignment of this Lease on terms acceptable to the Lessee, then notice of such proposed assignment, setting forth (i) the name and address of such person; (ii) all of the terms and conditions of such offer; and (iii) the adequate assurance to be provided Lessor to assure such person's future performance under the Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to the Lessor by the Lessee no later than twenty (20) days after receipt by the Lessee, but in any event no later than ten (10) days prior to the date that the Lessee shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Lessor shall thereupon have the prior right and option, to be exercised by notice to the Lessee given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the BONA FIDE offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

     Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, U.S. C. Section 101, ET SEQ., shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Lessor an instrument confirming such assumption.

     Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code, 11 U.S.C. Section 502(b)(6).

     9. The Rider to Lease and the Leasing Summary Report attached hereto are hereby incorporated herein by reference.

     IN TESTIMONY WHEREOF, Lessor and Lessee have caused this Lease to be signed as of the day and year first above written.

LESSEE                                      LESSOR

TEL-COM WIRELESS CABLE                      INTRACOASTAL PACIFIC LIMITED
TV CORPORATION, a                           PARTNERSHIP, a Florida limited
Florida corporation                         partnership

By: /s/ Mel Rosen                           By: RC Intracoastal, Inc.
   ---------------------------                  an Illinois corporation,
                                                Its managing general partner

Print Name: Mel Rosen                       By: /s/ Michael Schramm
           -------------------                  --------------------------------
Title: President                            Title: Executive Vice President
      ------------------------                    ------------------------------
Date of Execution                           Date of Execution:
By Lessee: 5/1/98                           By Lessor: 5/8/98
          --------------------                        -------------------------

LESSEE

INTERNATIONAL BROADCAST
CONSULTANTS OF AMERICA, INC.,
a Florida corporation

By: /s/ Eric Lefkowitz
   ----------------------------
Print Name: Eric Lefkowitz
           --------------------
Title: President IBC
      -------------------------
Date of Execution:
By Lessee: 4/30
          ---------------------

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

Being a portion of Tract "A" and Lots 1 through 20, Block 19 and also that vacated street known as N.E. 165th Street extending from N.E. 35th Avenue Eastward to the Western boundary of Lots 5 and 6; thence Southerly to S.R. 826, all in Block 19 of EASTERN SHORES 2ND ADDITION according to the Plat thereof, recorded in Plat Book 65 at Page 43 of the Public Records of Miami-Dade County, Florida, being more particularly described as follows:

Begin at the Southwest corner of Lot 20 of said Block 19; thence North 00*-53'-14" East along the West line of said Lot 20 for 120.31 feet to the Northwest corner of said Lot 20, thence North 860-46'-13" East along the North line of said Block 19 for 1696.36 feet to the Northeast corner of Lot 6 of said Block 19; thence South 04*-46'-53" East along the Easterly line of said Block 19 for 663.68 feet to a point on the Northerly right-of-way line of S.R. 826, per O.R. Book 12103, page 1685 of the Public Records of Miami-Dade County, Florida; the following two (2) courses being along said Northerly right-of-way line; (1) thence South 830-09'-49" West for 77.17 feet to a point of curvature of a 1952.86 foot radius curve leading to the left; (2) thence Westerly along said curve through a central angle of 020-49'-34" for an arc of 96.32 feet; the following two (2) courses being along the Easterly and Northerly lines of the Warranty Deed granted to Miami Dade Water and Sewer Authority as described in 0.
R. Book 11323, page 1086 of the Public Records of Miami-Dade County, Florida;
(1) thence North 040-50'-25" West for 102.70 feet; (2) thence South 860-46-13"
West for 75.11 feet (75.19 feet Deed); thence North 640-54'-39" West along said Northerly line of Miami Dade Water and Sewer property and the Northerly line of the property granted to Florida Power and Light Company as described in O.R. Book 6829, page 118 of the Public Records of Miami-Dade County, Florida for
57.61 feet (57.66 feet Deed) to the Northeast corner of the corrective Warranty Deed granted to Florida Power and Light Company as recorded in O.R. Book 270, page 60 of the Public Records of Miami-Dade County, Florida; the following two
(2) courses being along the Northerly and Westerly boundaries of said Florida Power and Light property; (1) thence South 85'-09'-35" West for 150.00 feet; (2) thence South 040-50'-25" East for 150.33 feet (Deed 150.00 feet) to a point on the Northerly right-of-way line of S.R. #826 per property described in Parcel 104, Case Number 84-15796, Miami-Dade County, Florida, said point lying on a circular curve leading to the left whose radius point bears South 070-24'-51" East for 1757.28 feet- thence Westerly along said Northerly right-of-way line through a central angle of 00'-58'-46" for an arc of 30.04 feet to the Southeast corner of Parcel 103 of said Case No. 84-15796, the following four (4) courses being along exterior lines of said Parcel 103; (1) thence North 040-50'-25" West for 48.89 feet; (2) thence South 790-08'-15" West for 192.97 feet; (3) thence South 580-36'-07" West for 322.22 feet to a point of curvature of a 50.00 foot radius curve leading to the left; (4) thence Westerly and Southerly along said curve through a central angle of 900-00'-00" for an arc of 78.54 feet; thence South 580-36'-07" West along said Northerly right-of-way line of S.R. 826 as described in Parcel 104 per said Case 84-15796, said lint also being the Southeasterly line of said Tract "A" for 312.25 feet to a point of curvature of a 25.00 foot radius curve leading to the right; thence Westerly and Northerly along said curve being along the Southerly line of said Tract "A" through a central angle of 90-00'-00" for an arc of 39.27 feet to a point of tangency: thence North 31 - 23' - 48" West along the south westerly line of said Tract "A" and its Northwesterly prolongation thereof, said Westerly line being also the Easterly right-of-way line of N.E. 35th Avenue for 1066.59' feet to a point of the center line of said vacated and abandoned N.E. 165th St: thence North 86 - 46' - 13" East along said center line for 35.79 feet: thence North 03-13'-47" West for 30.00 feet to the POINT OF BEGINNING.

                    LESS AND EXCEPT THE FOLLOWING TWO PARCELS

PARCEL 1 (BUILDING AREA)

A portion of Lots 5 and 6, Block. 19 of Eastern Shores 2nd Addition according to the Plat thereof as recorded in Plat Book 65 at Page 43 of the Public Records of Miami-Dade County, Florida being more particularly described as follows:

Commence at the northwest corner of Lot 20 in said Block 19; thence North 86" 46'13" East along the north line of said Block 19 for 1654.17 feet; thence South 03' 13'47" East for 79.67 feet to the point of beginning; thence South 040 42'23" East for 125.22 feet; thence South 85' 31'04" West for 71.47 feet; thence North 05' 02,31 " West for 23.96 feet, thence South 85' 25'51 " West for 29.07 feet; thence North 050 02,31 " West for 100.88 feet; thence North 850 16'25" East for 30.68 feet- thence North 04' 54'54" West for 9.59 feet; thence North 85 0 08'37" East for 19.48 feet; thence South 05 * 09'31 " East for 9.62 feet; thence North 850 17'21" East for 51.07 feet to the point of beginning.

PARCEL 2 (PARKING AREA)

The East 70.00 feet of Lot 8 and all of Lot 7 and a portion of Lot 6, Block 19 of Eastern Shores 2nd Addition according to the Plat thereof as recorded in Plat Book 65 at Page 43 of the Public Records of Miami-Dade County, Florida all being more particularly described as follows-

Commence at the Northwest corner of said Lot 20 in said Block 19; thence North 860 46'13" East, along the North line of said Block 19 for 1231.36 feet to the point of beginning; thence continue North 86 0 46'13" East along the previously described course for 318.98 feet; thence South 050 02'31" East for 150.07 feet to the South line of said Lot 6; thence South 86- ' 46-13" West along the South line for 152.89 feet to the Southwest corner of said Lot 6; thence North 040 49'24" West along the West line of said Lot 6 for 30.01 feet; thence South 86 0 46'13" West along the Southerly line of said Lots 7 and 8 for 170. 00 feet; thence North 030 13'47" West along the West line of the East 70.00 feet of said Lot 8 for 120.00 feet to the point of beginning.

                                   EXHIBIT "G"

                                  SIGN CRITERIA

     Lessee shall install and maintain at all times, subject to the terms of the Lease including, without limitations, Article VII, Section 3(g), a sign on the exterior of the premises.

     Said sign shall be no more than 75% of the store front width of the Demised Premises, shall contain only Lessee's name, shall be no more than 18" in height and shall contain no more than two (2) lines. The signage color shall conform to the colors approved by the Lessor.

     Said sign shall be constructed of individual cutout letters with plastic faces and metal sides and each letter shall be internally self illuminated. There shall be no exposed neon tubing. No sign may be added to the Demised Premises without prior written approval of Lessor and must be in conformance with applicable laws of the City of North Miami Beach.

                                   EXHIBIT "H"

                            ENVIRONMENTAL COMPLIANCE
                                  AND RADON GAS

Lessee shall not install, store use, treat transport or dispose (or knowingly permit or acquiesce in the installation, storage, use, treatment, transportation or disposal by Lessee, its agents, employees, independent contractors, or subtenants) on the Demised Premises of any (a) asbestos in any form; (b) area formaldehyde foam insulation; (c) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated byphenyls in excess of 50 parts per million; or (d) any other chemical, material, air pollutant, toxic pollutant, waste, or substance which is regulated as toxic or hazardous or exposure to which is prohibited, limited or regulated by the Resource Conservation Recovery Act, the Comprehensive and Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act, and the Clean Water Act or any other federal, state, county, regional, local or other governmental authority or which, even if not so regulated, may or could pose a hazard to the health and safety of the occupants of the Demised Premises or the Shopping Center- and which is either (i) present in amounts in excess of that permitted or deemed safe under applicable law or (ii) handled, stored or otherwise used in any manner which is prohibited or deemed unsafe under applicable law. (The substances referred to in (a), (b), (c), or (d) are collectively referred to herein as "HAZARDOUS MATERIALS").

Lessee shall, at Lessee's own expense, comply with any presently existing or hereafter enacted environmental cleanup responsibility laws affecting Lessee's operation of the Demised Premises ("CLEANUP LAWS"). Lessee, at Lessee's own expense, shall properly dispose of all waste and other hazardous materials generated from its use of the Premises as a general office facility and shall, at its own expense, comply with any and all usage, cleanup and or disposal laws affecting Lessee's operation of the Demised Premises. Lessee shall, at Lessee's own expense, make all submissions to, provide all information to, and comply with all requirements of the appropriate governmental authority ("AUTHORITY") under the Cleanup Laws. Should any Authority require that a cleanup plan be prepared and that a cleanup be undertaken because of the existence of Hazardous Materials which were installed, stored, used, treated, transported, disposed of, spilled or discharged on the Demised Premises during the Term of this Lease, Lessee shall, at Lessee's own expense, prepare and submit the required plans and financial assurances and carry out the approved plans. At no expense to Lessor, Lessee shall promptly provide all information requested by Lessor for preparation of affidavits or other documents required by Lessor to determine the applicability of the Cleanup Laws to the Demised Premises, and shall sign the affidavits promptly when requested to do so by Lessor. Lessee shall indemnify, defend and hold harmless Lessor from all fines, suits, procedures, claims, cleanup or removal costs and all actions of any kind arising out of or in any way connected with the installation, storage, use, treatment, transporting, disposal, spillage or discharge of Hazardous Materials on the Demised Premises by Lessee, its agents, employees, independent contractors or subtenants during the Term of this Lease; and from all fines, suits, procedures, claims and actions of any kind arising out of Lessee's failure to provide all information, make all submissions and take all steps required by the Authority under the Cleanup Laws or any other environmental law. Lessee's obligations and liabilities under this paragraph shall continue so long as Lessor remains responsible for Hazardous Materials at the Demised Premises that were installed, stored, used, treated, transported, disposed of, spilled or discharged during the Term of the Lease by Lessee, it agents, employees, independent contractors or subtenants. Tenants failure to abide by the terms of this paragraph shall be restrainable by injunction.

Lessee shall promptly supply Lessor with any notices, correspondence and submissions made by Lessor to appropriate governmental authorities of the United States Environmental Protection Agency ("EPA"); the United States Occupational Safety and

Health Administration ("OSHA"), or any other local, state or federal authority that requires submission of any information concerning environmental matters of hazardous waste or substances. Lessee's liability pursuant to the terms of this provision shall survive termination of this Lease.

RADON GAS

Radon is a naturally occurring radioactive gas that when it has accumulated in a building in sufficient quantities, may present health risk to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. This notice is given pursuant to 404.056(6) Florida Statutes.

                                  LESSORS WORK
                               BUILDING STANDARDS
                                   EXHIBIT "D"

Lessor will construct the demised premises according to the architects plans and specifications which will include "building standard" components as listed herein, Any additional work be at the Lessee's sole cost and expense.

INTERIOR PARTITIONS

1. 3 5/8" metal studs with 1/2" sheetrock, taped, spackled and ready to receive tenant finishes and meet local building codes. All office walls will be at a 10' height and will constructed up to the underneath of the ceiling.

2. Office doors will be 6'8" and will be hollow core doors, paint grade with ADA approved hardware

CEILING
1        2 X 4 white grid

2        2 X 4 lay-in standard acoustical tiles - white

LIGHTING/ELECTRICAL
1 2 X 4 standard tube light fixtures - not to exceed one fixture per 100 sq. ft.

2. One 100 amp electrical service or equivalent if, existing premises were previously occupied .

3.       One duplex outlet as code required Per linear feet

4.       Two dedicated service outlets at the equipment area.

5.       One voice conduit per office.

6.       Two emergency exit lights or as local building Code requires.

7.       One dedicated outlet for exterior store front sign.

NOTE Additional outlets to accommodate computer systems, data locations and office networking will be at tenants expense

FLOORING

I. Concrete floor throughout.

NOTE: Purchase and installation of all floor coverings will be at tenant's expense

STOREFRONT AND REAR EXITS

1.       Existing storefront locations as indicated on  the approved space plan

2.       Rear exit doors will be located as per the approved space plan.

FIRE SPRINKLERS

1.       Sprinkler system shall meet all local fire and building codes.

2. Location of heads will be placed per office locations as indicated on approved space plan.

HVAC

1. HVAC system complete with distribution ducts and diffusers to accommodate approved space plan.

2.       HVAC unit connected to panel and running with one thermostat per unit.

NOTE: Any separate unit required to accommodate tenants equipment room will be at tenants expense.

                                   EXHIBIT "E"

                                  LESSEE'S WORK

                                  SEE ADDENDUM

                                  EXHIBIT "F"L

                     CONSTRUCTION PROCEDURES AND REGULATIONS

               ADDENDUM TO THAT CERTAIN LEASE DATED MAY 8, 1998 BY
            AND BETWEEN INTRACOASTAL PACIFIC LIMITED PARTNERSHIP AND
                    TEL-COM WIRELESS CABLE TV CORPORATION AND
              INTERNATIONAL BROADCAST CONSULTANTS OF AMERICA, INC.

     This Addendum is made to the lease dated May 8,1998 between Intracoastal Pacific Limited Partnership, as Lessor and Tel-Com Wireless Cable TV Corporation, a Florida corporation and International Broadcast Consultants of America, Inc-, as Lessees, for that certain premises consisting of 4,500 square feet (the original Demised Premises) located at 3957 N.E. 163 Street, North Miami Beach, Florida, in the Intracoastal Mail in North Miami Beach, Florida (the Lease). The parties hereto desire to expand the size of the original Demised Premises by a separate additional 1,300 square feet, and, accordingly, it is hereby agreed as follows:

     1. EXPANSION OF DEMISED PREMISES. The original Demised Premises shall be increased by 1,300 square feet (the Expansion Space) which is located in the Intracoastal Mail at 3953 N.E. 163rd Street, North Miami Beach, Florida. Upon delivery of the Expansion Space to Lessees, Lessees shall pay to Lessor additional Minimum Rent for the Expansion Space as follows-

BASE RENT           PER SQUARE FOOT         MONTHLY              ANNUALLY
Year 1              $ 13.50                 $1,462.50            $17,550.00
Year 2              $ 14,50                 $1,570.83            $18,850.00
Year 3              $ 15.50                 $1,679.17            $20,150.00
Year 4              $ 16.50                 $1,787.50            $21,450.00
Year 5              $ 17.50                 $1,895.83            $22,750.00

     Said amount shall be in addition to the Minimum Rent set forth in the Lease.

     2. SECUIRITY DEPOSIT. Upon delivery of the Expansion Space, Lessees shall deliver to Lessor an additional Security Deposit of $3,900.00, making the total Security Deposit $118,087.50.

     3. ArtiClE1 XXXVI (Relocation of Tenant), intentionally deleted from the Lease, shall apply to the Expansion Space pursuant to the following terms:

                                  ARTICLE XXXVI

                              RELOCATION OF TENANT

     Lessor expressly reserves the right to remove Lessees from the Expansion Space and to relocate Lessees in some other space of Lessor's choosing of approximately the same dimensions and size within the Shopping Center. If said relocation occurs after Lessees have expended money to improve or prepare the Expansion Space for occupancy, then Lessor shall, at Lessor's sole cost and expense, prepare the new premises to substantially the same condition as the Expansion Space was in prior to notice of relocation and Lessor shall otherwise reimburse Lessees for any costs directly attributable to said relocation. Lessor shall have the right, in Lessor's sole discretion, to use such decoration; and materials from the existing Expansion Space, or other materials so that the space in which Lessees are relocated shall be comparable in its interior design and decoration to the Expansion Space from which Lessees are removed. Any provisions pertaining to the rentable area of the Expansion Space shall be applied to the space in which Lessees are relocated on the same basis as said provisions were applied to the Expansion Space from which Lessees are removed.

     Lessor shall notify Lessees in writing of Lessor's intention to relocate the Expansion Space (Notice of Relocation). In the event that Lessees do not wish to relocate the Expansion Space, Lessees shall have the option to terminate the Lease for the Expansion Space only. Lessees: shall so notify Lessor in writing within twenty (20) days of Lessees' receipt of Lessor's Notice of Relocation. In the event that Lessees timely give such notice, Lessees shall vacate the Expansion Space within 90 days of the initial Notice of Relocation.

     In the event that Lessees do not so notify Lessor, Lessees agree that Lessor's exercise of its election to remove and relocate Lessees shall not terminate the Lease, as amended, or release Lessees, in whole or in part, from Lessees' obligation to pay rent and other charges and to perform the covenants and agreements hereunder for the full term of the Lease, as amended.

     4. All other terms and conditions in the original Lease Agreement shall remain in full force and effect.

LESSOR:                              INTRACOASTAL PACIFIC LIMITED
                                     PARTNERSHIP, a Florida limited
                                     partnership
                                     By: RC Intracoastal, Inc.
                                         an Illinois corporation,
                                         its managing and general partner

ATTEST:

By: /s/ Scott Cronizton              By: /s/ Michael Schramm
   ------------------------------       -------------------------------------
Name: Scott Cronizton                Name: Mike Schramm
     ----------------------------         -----------------------------------
Title: Vice President                Title: Senior Executive Vice President
      ---------------------------          ----------------------------------

LESSEE:                              TEL-COM WIRELESS CABLE
                                     TV CORPORATION
                                     a Florida corporation

ATTEST:

By: /s/ Ximena Astralaga             By: /s/ Samuel Simkin
   ------------------------------       -------------------------------------
Name: Ximena Astralaga               Name: Samuel Simkin
     ----------------------------         -----------------------------------
Title: Office Manager                Title: Vice President
      ---------------------------          ----------------------------------

LESSEE:                              INTERNATIONAL BROADCAST
                                     CONSULTANTS OF AMERICA, INC.,
                                     a Florida  corporation

ATTEST:

By: /s/ Ximena Astralaga             By: /s/ Eric Lefkowitz
   ------------------------------       -------------------------------------
Name: Ximena Astralaga               Name: Eric Lefkowitz
     ----------------------------         -----------------------------------
Title: Office Manager                Title: President
      ---------------------------          ----------------------------------

               ADDENDUM TO THAT CERTAIN LEASE DATED MAY 8,1998 BY
            AND BETWEEN INTRACOASTAL PACIFIC LIMITED PARTNERSHIP AND
                    TEL-COM WIRELESS CABLE TV CORPORATION AND
              INTERNATIONAL BROADCAST CONSULTANTS OF AMERICA, INC.

    This Addendum is made to the lease dated May 8, 1998 between Intracoastal Pacific Limited Partnership, as Lessor and Tel-Com Wireless Cable TV Corporation, a Florida corporation and International Broadcast Consultants of America, Inc., as Lessees, for that certain premises consisting of 4,500 square feet (the original Demised Premises) located at 3957 N.E.163 Street, North Miami Beach, Florida, in the Intracoastal Mail in North Miami Beach, Florida (the Lease). The parties hereto desire to expand the size of the original Demised Premises by a separate additional 1,300 square feet, and, accordingly, it is hereby agreed as follows:

     1. EXPANSION OF DEMISED PREMISES. The original Demised Premises shall be increased by 1,300 square feet (the Expansion Space) which is located in the Intracoastal Mail at 3953 N.E. 163rd Street, North Miami Beach, Florida. Upon delivery of the Expansion Space to Lessees, Lessees shall pay to Lessor additional Minimum Rent for the Expansion Space as follows:

BASE RENT           PER SQUARE FOOT         MONTHLY            ANNUALLY
Year 1              $ 13.50                 $1,462.50          $17,550.00
Year 2              $ 14.50                 $1,570.83          $18,850.00
Year 3              $ 15.50                 $1,679.17          $20,150.00
Year 4              $ 16.50                 $1,787.50          $21,450.00
Year 5              $ 17.50                 $1,895.83          $22,750.00

     Said amount shall be in addition to the Minimum Rent set forth in the Lease.

     2. SECURITY DEPOSIT. Upon delivery of the Expansion Space, Lessees shall deliver to Lessor an additional Security Deposit of $3,900.00, making the total Security Deposit $18,087.50.

     3. Article XXXVI (Relocation of Tenant), intentionally deleted from the Lease, shall apply to the Expansion Space pursuant to the following terms:

                                  ARTICLE XXXVI

                              RELOCATION OF TENANT

     Lessor expressly reserves the right to remove Lessees from the Expansion Space and to relocate Lesees in some other space of Lessor's choosing of approximately the same dimensions and size within the Shopping Center. If said relocation occurs after Lessees have expended money to improve or prepare the Expansion Space for occupancy, then Lessor shall, at Lessor's sole cost and expense, prepare the new premises to substantially the same condition as the Expansion Space was In prior to notice of relocation and Lessor shall otherwise reimburse Lessees for any costs directly attributable to said relocation. Lessor shall have the right, in Lessor's sole discretion, to use such decoration; and materials from the existing Expansion Space, or other materials so that the space in which Lessees are relocated shall be comparable in its interior design and decoration to the Expansion Space from which Lessees are removed. Any provisions pertaining to the rentable area of the Expansion Space shall be applied to the space in which Lessees are relocated on the same basis as said provisions were applied to the Expansion Space from which Lessees are removed.

     Lessor shall notify Lessees in writing of Lessor's intention to relocate the Expansion Space (Notice of Relocation)- In the event that Lessees do not wish to relocate the Expansion Space, Lessees shall have the option to terminate the Lease for the Expansion Space only. Lessees shall so notify Lessor in writing within 10 days of Lessees' receipt of Lessor's Notice of Relocation. In the event that Lessees timely give such notice, Lessees shall vacate the Expansion Space within 90 days of the initial Notice of Relocation.

     In the event that Lessees do not so notify Lessor, Lessees agree that Lessor's exercise of its election to remove and relocate Lessees shall not terminate the Lease, as amended, or release Lessees, in whole or in part, from Lessees' obligation to pay rent and other charges and to perform the covenants and agreements hereunder for the full term of the Lease, as amended.

     4- All other terms and conditions in the original Lease Agreement shall remain in full force and effect.

LESSOR:                              INTRACOASTAL PACIFIC LIMITED
                                     PARTNERSHIP, a Florida limited
                                     partnership
                                     By: RC Intracoastal, Inc.
                                         an Illinois corporation,
                                         its managing and general partner

ATTEST:

By:                                  By: /s/ Michael Schramm
   ------------------------------       -------------------------------------
Name:                                Name: Mike Schramm
     ----------------------------         -----------------------------------
Title:                               Title: Senior Executive Vice President
      ---------------------------          ----------------------------------

LESSEE:                              TEL-COM WIRELESS CABLE
                                     TV CORPORATION
                                     a Florida corporation

ATTEST:

By: /s/ Ximena Astralaga             By: /s/ Samuel H. Simkin
   ------------------------------       -------------------------------------
Name: Ximena Astralaga               Name: Samuel H. Simkin
     ----------------------------         -----------------------------------
Title: Office Manager                Title: Vice President
      ---------------------------          ----------------------------------

LESSEE:                              INTERNATIONAL BROADCAST
                                     CONSULTANTS OF AMERICA, INC.,
                                     a Florida  corporation

ATTEST:

By: /s/ Ximena Astralaga             By: /s/ Eric Lefkowitz
   ------------------------------       -------------------------------------
Name: Ximena Astralaga               Name: Eric Lefkowitz
     ----------------------------         -----------------------------------
Title: Office Manager                Title: President
      ---------------------------          ----------------------------------

                                   EXHIBIT "C"

                             CERTIFICATION OF DATES

     Reference is made to that certain Retail Lease dated the 8th day of May, 1998, by and between INTRACOASTAL PACIFIC LIMITED PARTNERSHIP, a Florida limited partnership, ("Lessor") and TEL-COM WIRELESS CABLE TV CORPORATION, a Florida corporation and INTERNATIONAL BROADCAST CONSULTANTS OF AMERICA, INC. ("Lessees"), demising certain space in the shopping center located at the intersection of N.E. 35th Avenue and N.E. 163rd Street, North Miami Beach, Miami-Dade County, Florida

     Pursuant to the provisions of Article 11, Paragraph 1, of the above Lease, Lessor and Lessees, intending to be legally bound hereby agree that the term of said Lease commenced on the 25th day of August, 1998, and shall end on the 31st day of August, 2003, at midnight, unless sooner terminated or extended as therein provided.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Exhibit "C" to said Retail Lease, this day of , 1998.

LESSOR                               INTRACOASTAL PACIFIC LIMITED
                                     PARTNERSHIP, a Florida limited
                                     partnership
                                     By: RC Intracoastal, Inc.
                                         an Illinois corporation,
                                         its managing general partner
ATTEST:

By:                                  By: /s/ Michael Schramm
   ------------------------------       -------------------------------------
Name:                                Name: Michael Schramm
     ----------------------------         -----------------------------------
Title:                               Title: Senior Executive Vice President
      ---------------------------          ----------------------------------

LESSEE:                              TEL-COM WIRELESS CABLE
                                     TV CORPORATION
                                     a Florida corporation

ATTEST:

By: /s/ Ximena Astralaga             By: /s/ Samuel H. Simkin
   ------------------------------       -------------------------------------
Name: Ximena Astralaga               Name: Samuel H. Simkin
     ----------------------------         -----------------------------------
Title: Office Manager                Title: Vice President
      ---------------------------          ----------------------------------

LESSEE:                              INTERNATIONAL BROADCAST
                                     CONSULTANTS OF AMERICA, INC.,
                                     a Florida  corporation

ATTEST:

By: /s/ Ximena Astralaga             By: /s/ Eric Lefkowitz
   ------------------------------       -------------------------------------
Name: Ximena Astralaga               Name: Eric Lefkowitz
     ----------------------------         -----------------------------------
Title: Office Manager                Title: President
      ---------------------------          ----------------------------------

                                   EXHIBIT "C"

                             CERTIFICATION OF DATES

     Reference is made to that certain Retail Lease dated the 81h day of May, 1998, by and between INTRACOASTAL PACIFIC LIMITED PARTNERSHIP, a Florida limited partnership, ("Lessor") and TEL-COM WIRELESS CABLE TV CORPORATION, a Florida corporation and INTERNATIONAL BROADCAST CONSULTANTS OF AMERICA, INC. ("Lessees"), demising certain space in the shopping center located at the intersection of N.E. 35th Avenue and N.E. 163rd Street, North Miami Beach, Miami-Dade County, Florida.

     Pursuant to the provisions of Article 11, Paragraph 1, of the above Lease, Lessor and Lessees, intending to be legally bound hereby agree that the term of said Lease commenced on the 25th day of August, 1998, and shall end on the 31st day of August, 2003, at midnight, unless sooner terminated or extended as therein provided.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Exhibit "C" to said Retail Lease, this day of , 1998.

LESSOR                               INTRACOASTAL PACIFIC LIMITED
                                     PARTNERSHIP, a Florida limited
                                     partnership
                                     By:    RC Intracoastal, Inc.
                                            an Illinois corporation,
                                            its managing and general partner

ATTEST:

By:                                  By: /s/ Michael Schramm
   ------------------------------       -------------------------------------
Name:                                Name: Michael Schramm
     ----------------------------         -----------------------------------
Title:                               Title: Senior Executive Vice President
      ---------------------------          ----------------------------------

LESSEE:                              TEL-COM WIRELESS CABLE
                                     TV CORPORATION
                                     a Florida corporation

ATTEST:

By: /s/ Ximena Astralaga             By: /s/ Samuel H. Simkin
   ------------------------------       -------------------------------------
Name: Ximena Astralaga               Name: Samuel H. Simkin
     ----------------------------         -----------------------------------
Title: Office Manager                Title: Vice President
      ---------------------------          ----------------------------------

LESSEE:                              INTERNATIONAL BROADCAST
                                     CONSULTANTS OF AMERICA, INC.,
                                     a Florida  corporation

ATTEST:

By: /s/ Ximena Astralaga             By: /s/ Eric Lefkowitz
   ------------------------------       -------------------------------------
Name: Ximena Astralaga               Name: Eric Lefkowitz
     ----------------------------         -----------------------------------
Title: Office Manager                Title: President
      ---------------------------          ----------------------------------